                                                                    Exhibit 10.4
                                       -1-


                              EMPLOYMENT AGREEMENT



                  THIS AGREEMENT, is made and entered into as of September 16, 1996, by and among Graham Corporation, a Delaware corporation with offices at 20 Florence Avenue, Batavia, New York 14020 (the "Company"), Graham Manufacturing Co., Inc., a New York corporation with offices at 20 Florence Avenue, Batavia, New York 14020 ("GMC"), and ALVARO CADENA currently residing at 4 LePere Drive, Pittsford, New York 14534 (the "Executive").

                  The parties hereto, intending to be legally bound hereby, and in consideration of the mutual covenants herein contained, agree as follows:

                   1.  EMPLOYMENT.

                           (a) The Company hereby employs the Executive and the
Executive hereby accepts employment (such employment, together with the Executive's employment with GMC hereunder, the "Employment"), as Vice President of the Company and GMC hereby employs the Executive and the Executive hereby accepts employment as President and Chief Operating Officer of the Company's subsidiary, GMC, upon the terms and conditions hereinafter set forth. Failure in any year of either the Company Board at its Annual Meeting to elect the Executive to the offices of Vice President, or of the Board of Directors of GMC ("GMC Board") at its Annual Meeting to elect the Executive to the office of President and Chief Operating Officer, shall constitute termination of the Executive's employment without cause for purposes of this Agreement.

                           (b) The Company and GMC shall allocate between
themselves all expenses of the Executive's employment pursuant to this Agreement.

                           (c) Except as otherwise specifically provided herein,
all obligations of theCompany referred to herein shall be joint and several obligations of the Company and GMC.

                   2. DUTIES. The Executive is engaged as Vice President of the Company and President and Chief Operating Officer of GMC. The Executive shall have authority and responsibility, on a day to day basis, for the overall management and direction of GMC and shall perform such duties consistent with Executive's title as may from time to time be required of Executive by the Board of Directors of Graham Corporation (the "Board"), or by the Chairman, President and Chief Executive Officer of the Company, to whom Executive shall be directly responsible. In his capacity as President and Chief Operating Officer of GMC, the Executive shall also report to the Chairman and Chief Executive Officer of GMC. The Executive's office shall be at the Company's headquarters office in, or within a reasonable commuting distance east of Batavia, New York. The Executive agrees to travel to the extent reasonably necessary for the performance of his duties hereunder. The Executive shall devote his full business time to the business and affairs of the Company and GMC (to be allocated between them as the Company may determine) and shall use his best efforts, skill and ability in performing his duties on behalf of the Company and GMC.

                   3.  TERM.

                           (a) Except as otherwise provided in this Agreement to
the contrary, the terms and conditions of this Agreement shall be and remain in effect during the period of employment ("Term") established under this Section
3. The Term shall be for a term of one (1) year commencing on September 16, 1996, plus such extensions, if any, as are provided pursuant to Section 3(b).

                           (b) Except as provided in Section 3(c), beginning on
the date of this Agreement, the Term shall be automatically extended for one (1) additional day each day, unless either the Company and GMC, or the Executive, elects not to extend the Term further by giving written notice to the other party, in which case the Term shall end on the later of (i) the first anniversary of the date of this Agreement, or (ii) the first anniversary of the date on which such written notice is given; provided, however, that in any event, the Term shall end on the last day of the month in which the Executive attains age sixty-five (65). Upon termination of the Executive's employment with the Company or GMC for any reason whatsoever, any daily extensions provided pursuant to this Section 3, if not theretofore discontinued, shall cease and the remaining unexpired Term under this Agreement shall be a fixed period ending on the later of the fifth anniversary of the date of this Agreement or the first anniversary of the date on which the daily extensions were discontinued.

                           (c) Notwithstanding anything herein contained to the
contrary: (i) the Executive's employment with the Holding Company or GMC may be terminated during the Term, subject to the terms and conditions of this Agreement; and (ii) nothing in this Agreement shall mandate or prohibit a continuation of the Executive's employment following the expiration of the Term upon such terms and conditions as the Company and the Executive may mutually agree upon.

                   4. BASE COMPENSATION. As the base compensation for all services to be rendered by the Executive in any capacity to the Company and GMC, the Company agrees to pay to the Executive, and the Executive shall accept, a salary at a rate of $155,397 per annum, payable in arrears in equal monthly installments, subject to such deductions and withholdings as may be required by law. During the fourth quarter of each year, the Company will review the salary rate of the Executive, taking into consideration such factors as the Executive's performance during the preceding year and such other matters as it deems relevant and, in its sole discretion, may increase the salary of the Executive for the following calendar year, to be effective from January 1 of such following year, to such rate and for such period of time as the Company deems proper, provided that the Company shall in no event be required to grant or to continue any such increase. However, in the event that any person or entity acquires twenty percent (20%) or more of the outstanding equity stock of the Company or GMC, who was not an owner of twenty percent of the equity stock of either the Company (in the case of an acquisition of Company stock) or GMC (in the case of an acquisition of GMC stock) prior to May 13, 1993, or in the event that any person or entity acquires twenty percent (20%) or more of the assets of either the Company or GMC who was not an owner of twenty percent of the assets of either the Company (in the case of an acquisition of Company assets) or of GMC (in the case of an acquisition of GMC assets) prior to September 16, 1996 then, subsequent to such acquisition of twenty percent stock or twenty percent asset ownership of either the Company or GMC by any such person or entity: (1) if for any calendar year a salary increase at least equal to the increase in the U.S. City All-Items Consumer Price Index for Urban Wage Earners and Clerical Workers during the previous twelve months, is not granted; or if (2) the Executive's base salary is decreased at any time, then in either event the Executive may in his sole discretion terminate this Agreement upon thirty days' written notice given at any time during the calendar year for which no such increase was granted, or during the twelve month period following any such decrease in salary, and thereupon the Company and GMC shall be obligated to pay the Executive the amounts, and provide the benefits, specified in Section 9.3 of this Agreement.

                   5. BONUSES. The Company shall pay Executive bonuses subject to The Executive Bonus Plan of Graham Corporation, as it may be amended from time to time, or such other bonus plans or arrangements of Company as may be in effect from time to time, as determined by the Company's Board of Directors or a committee thereof.

                   6. BENEFITS. During the term of this Agreement, the Company shall provide the following benefits to the Executive:

                           6.1 MEDICAL. The Company will provide the Executive
health coverage for himself and his family in accordance with the Graham Manufacturing Co., Inc. Self Insured Medical/Dental Plan, as the same may be amended from time to time, or in accordance with such other health coverage plan as the Company may adopt.

                           6.2 VACATION. The Executive shall be entitled to 25
business days of paid vacation in calendar year 1996 with additional time to accrue thereafter in accordance with the Company's vacation policy, as the same may be in effect from time to time.

                           6.3 GENERAL BENEFITS. The Executive shall be entitled
to participate in all employee benefit plans and arrangements of the Company and GMC that may from time to time be in effect and may from time to time be made available to the executive officers of the Company and of GMC, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing in this Section 6.3 shall be construed to limit or restrict the complete discretion of the Board of Directors of the Company or, as the case may be, the Board of Directors of GMC, to amend, modify or terminate employee benefit or bonus plan or plans of the Company or GMC where such action generally affects plan participants or employees, including the Executive.


                           6.4 LIFE INSURANCE. (a) The Executive agrees that the
Company, in its discretion, may apply for and procure in its own name and for its own benefit, life insurance on his life in any amount or amounts considered advisable, and that he shall have no right, title or interest therein. The employee further agrees to submit to any medical or other examination and to execute and deliver any application or other instrument in writing, reasonably necessary to effectuate such insurance, provided such actions do not harm the Executive's ability to otherwise obtain or retain life insurance(s). (b) As soon as practical following the termination of employment for any reason, the Company and GMC will cause to be transferred, assigned or otherwise conveyed to the Executive any right, title and interest that either may have in and to any life insurance contract (other than any group-term life insurance contract) under which the Executive's life is insured, including full rights of ownership in and to the cash surrender value thereof (net of any loans obtained against such cash surrender value), and the Executive shall assume all obligations for the payment of any premiums which may become due with respect to such insurance contract after the termination of employment.

                   7.  USE OF AUTOMOBILE.

                           7.1

                           7.2 Notwithstanding the provisions of Section 7.1 (b)
above, the Executive represents that he now carries automobile liability insurance, with respect to any automobile owned by him, for injuries to persons and property.

                           8. EXPENSES. The Company shall pay or reimburse the
Executive for all reasonable and necessary traveling and other expenses incurred or paid by the Executive in connection with the performance of his duties under this Agreement upon presentation of expense statements or vouchers and such other supporting information as it may from time to time request. However, the amount available for such traveling and other expenses may be fixed in advance by the Chairman, the President or Board of Directors of the Company.

                   9. TERMINATION. This Agreement shall terminate prior to the Term expiration date, hereinabove set forth, in the event that the Executive shall die or the Company shall determine that the Executive has become disabled, or if the Executive shall be dismissed for cause or without cause, as hereinafter provided.

                           9.1 DISABILITY. The Company or GMC may determine that
the Executive has become disabled, for purposes of this Agreement, in the event that the Executive shall fail, because of illness or incapacity, to render for nine (9) successive months, or for shorter periods aggregating twelve (12) months or more in any period of eighteen (18) months, services of the character contemplated by this Agreement; and thereupon this Agreement and the employment and all rights of the Executive hereunder shall be deemed to have been terminated as of the end of the calendar month in which such determination was made.

                           9.2 FOR CAUSE. The Company or GMC may dismiss the
Executive for cause in the event that it determines that there has been willful misconduct by the Executive in connection with the performance of his duties hereunder, or any other conduct on the part of the Executive which has been materially injurious to the Company or GMC; and thereupon this Agreement and the Employment shall terminate effective upon the delivery to the Executive of 90 day written notice that the Company Board or the GMC Board has made such determination. For purposes of this Agreement, "Cause" shall be determined only by a good faith finding thereof by the Company Board or the GMC Board, which shall afford the Executive the opportunity to appear before it prior to finalizing any such determination. If the Executive in good faith contests a termination for cause by the Company or GMC, the Company and GMC will pay all legal fees and other expenses incurred by the Executive, as the Executive is billed for such costs, within ten (10) days of periodic submission to the Company or GMC of statements of charges of attorneys and statements of other expenses incurred by the Executive in connection with such challenge; the Executive will reimburse the Company or GMC if it should be determined by a court of final adjudication that the Executive did not act in good faith in bringing such challenge.

                           9.3 WITHOUT CAUSE. The Company or GMC may dismiss the
Executive without cause at any time upon thirty (30) days notice to the Executive. In the event the Company or GMC dismisses the Executive other than for cause, or if the Executive resigns because of a material breach of this Agreement by the Company or GMC, the Company or GMC shall thereupon pay to the Executive (a) the compensation due him to the date of termination, plus (b) an additional lump sum in an amount equal to twelve months' salary at the rate specified in Section 4 hereinabove. At any time prior to the effective date of termination of employment, the Executive may in writing elect to receive the additional lump sum equal to twelve months' salary in monthly installments of up to, but not to exceed, thirty-six (36) successive months. In addition, the Company and GMC shall (a) provide the Executive with continuing health care coverage, as described in Section 6.1 hereof, for a period of thirty-six (36) months following the effective date of termination of employment; (b) shall pay for, or in the Executive's sole discretion, reimburse the Executive as the Executive is billed, within ten (10) days of periodic submission to the Company or GMC of statements of charges, for outplacement services of the Executive's choice until the sooner of (i) the Executive's commencement of employment with another employer or (ii) thirty-six (36) months following the effective date of termination of employment. In the event that the provisions of this Section 9.3 are triggered by discharge of the Executive without cause by one of the Company or GMC, the Executive shall resign from all offices and directorships of the other entity and of all subsidiaries and affiliates of the Company, upon payment to the Executive of the amount referred to in subsection
(a) of the second sentence of this Section 9.3, payment of the amount referred to in subsection (b) of the second sentence of this Section 9.3 (or the first installment thereof) and Accrued bonus, if any.

                           9.4 RETURN OF CONFIDENTIAL DOCUMENTATION. Upon
termination of employment for any reason whatsoever, the Executive shall return to the Company all working papers, notebooks, strategic plans and other confidential documents and information, in any form whatsoever.





                  10.  COVENANTS OF EXECUTIVE

                           The Executive acknowledges that: (a) the business of
the Company and its affiliates, as currently conducted and as conducted from time to time throughout the term of this Agreement (collectively, the "Business"), is conducted by and is proposed to be conducted by the Company on a world wide basis (the "Company's Market"); (b) the Business involves providing design, engineering and manufacture of certain vacuum and heat transfer equipment, including but not limited to steam condensers, steam jet ejectors, shell and tube heat exchangers, plate and frame heat exchangers Heliflow heat exchangers, liquid ring vacuum pumps and rotary piston pumps; (c) the Company has developed trade secrets and confidential information concerning the Business; and (d) the agreements and covenants contained in this Section 10 are essential to protect the Business of the Company. In order to induce the Company to enter into this Employment Agreement, the Executive covenants and agrees that:

                           10.1 AGREEMENT NOT TO COMPETE. In the event that the
Executive resigns (for reasons other than a material breach of this Agreement by the Company) or departs from the employ of the Company without the approval of the Board of Directors or is discharged for cause, then for a period of twelve
(12) months after such resignation, departure or discharge (such period of time hereinafter the "Restricted Period"), neither the Executive nor any entity of which 20% or more of the beneficial ownership is held by the Executive or a person related to the Executive by blood or marriage ("Controlled Entity") will, anywhere in the Company's Market, directly or indirectly own, manage, operate, control, invest or acquire an interest in, or herewise engage or participate in, whether as a proprietor, partner, stockholder, director, officer or employee, any business which competes in the Company's Market with the Business, without the prior written consent of the Company. Notwithstanding any other provisions of this Agreement, the Executive may make a passive investment in any publicly-traded company or entity in an amount not to exceed 5% of the voting stock of any such company or entity.

                           10.2 AGREEMENT NOT TO INTERFERE IN BUSINESS
RELATIONSHIPS. (a) During the Restricted Period, neither the Executive nor any Controlled Entity will directly or indirectly solicit, induce or influence customer, or any other person which has a business relationship with the Company or any affiliate, or which had on the date of this Agreement such a relationship with the Company or any affiliate, to discontinue or reduce the extent of such relationship with the Company or any affiliate in the Company's Market without the prior written consent of the Company. (b) During the Restricted Period, neither the Executive nor any Controlled Entity will (i) directly or indirectly recruit, solicit or otherwise induce or influence any shareholder or employee of the Company or any of its affiliates to discontinue such employment or other relationship with the Company or any affiliate without the prior written consent of the Company, or (ii) employ or seek to employ, or cause or permit any Competitive Business which competes in the Company's Markets to employ or seek to employ for any Competitive Business, any person who is then (or was at any time within six months prior to the date the Executive or the Competitive Business employs or seeks to employ such person) employed by the Company or any affiliate without the prior written consent of the Company. Nothing herein shall prevent the Executive from providing a letter of recommendation to an Employee with respect to a future employment opportunity, nor prohibit the Executive from making general employment advertisements in mass-circulation newspapers or other mass media.

                           10.3 CONFIDENTIALITY. During the Restricted Period,
neither the Executive nor any Controlled Entity will directly or indirectly disclose to anyone, or use or otherwise exploit for the Executive's or any Controlled Entity's own benefit or for the benefit of anyone other than the Company, any confidential information, including, without limitation, any confidential "know-how", trade secrets, customer lists, details of customer contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans and new personnel acquisition plans of the Company or any affiliate related to the Business or any portion or phase of any scientific, engineering or technical information, design, process, procedure, formula, improvement, discovery, invention, machinery or device of the Company or any affiliate that is not generally known to the competitors of the Company whether or not in written or tangible form (hereinafter referred to as "Confidential Information"). The term "Confidential Information" does not include, and there shall be no obligation hereunder with respect to, information that becomes generally available to the public other than as a result of a disclosure by the Executive or a Controlled Entity or any agent or other representative thereof. Neither the Executive nor any Controlled Entity shall have any obligation hereunder to keep confidential any Confidential Information to the extent disclosure is required by law, or determined in good faith by the Executive to be necessary or appropriate to comply with any legal or regulatory order, regulation or requirement; provided, however, that in the event disclosure is required by law, the Executive or the Controlled Entity concerned shall provide the Company with prompt notice of such requirement so that the Company may seek an appropriate protective order. It is understood that in any new employment, the Executive may use his ordinary skill and non-confidential knowledge, even though said skill and non-confidential knowledge may have been gained at the Company. The Executive's obligations under this Section 10.3 shall be in addition to, not in substitution for, any common law fiduciary duties the Executive has to the Company or

GMC regarding information acquired during the course of his employment.

                           10.4 INTELLECTUAL PROPERTY. The Executive shall
communicate to the Company full information concerning all inventions, improvements, discoveries, formulas, processes, systems of organization, management procedures, software or computer applications (hereinafter, collectively, "Intellectual Property") made or conceived by him either solely or jointly with others while in the employ of the Company, whether or not perfected during his period of employment and which shall be within the existing or contemplated scope of the Company's business during his employment. The Executive will assist the Company and its nominees in every way at the Company's expense in obtaining patents for such Intellectual Property as may be patentable in any and all countries and the Executive will execute all papers the Company may desire and assignments thereof to the Company or its nominees and said Intellectual Property shall be and remain the property of the Company and its nominees, if any, whether patented or not or assigned or not.

                           10.5 SURVIVAL OF COVENANTS. In the event of a
termination of this Agreement, the covenants and agreements contained in this
Section 10 shall survive, shall continue thereafter, and shall not expire unless and except as expressly set forth in such Section.

                           10.6 REMEDIES. The parties to this Agreement agree
that (a) if either the Executive or any Controlled Entity breaches any provision of this Section 10, the damage to the Company and its affiliates will be substantial, although difficult to ascertain, and money damages will not afford an adequate remedy, and (b) if either the Executive or any Controlled Entity is in breach of this Agreement, or threatens a breach of this Agreement, the Company shall be entitled in its own right and/or on behalf of one or more of its affiliates, in addition to all other rights and remedies as may be available at law or in equity, to (i) injunctive and other equitable relief to prevent or restrain a breach of this Agreement and (ii) may require the breaching party to pay damages as the result of any transactions constituting a breach hereof.

                  11. INDEMNIFICATION OF EXECUTIVE. In the event the Employment is terminated for any reason, (a) the Company will hold harmless and indemnify the Executive for all acts or omissions and for any suits it has at law or in equity, claims, actions or other proceedings against the Executive initiated either prior to the termination of employment or thereafter which relate to duties performed in good faith by the Executive while employed by the Company; and (b) The Company will retain the Executive as named insured under any directors' and officers' insurance policies it may have, for acts of the Executive during the time he served as an officer of the Company and GMC. Additionally, all legal and other costs incurred by the Executive to defend himself will be paid by the Company, as the Executive is billed for such costs, within ten (10) days of periodic submission to the Company or GMC of statements of charges of attorneys and statements of other expenses incurred by the Executive in connection with such defense.

                  12. EFFECT OF WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

                  13. NOTICE. Any and all notices provided for herein shall be in writing and shall be physically delivered or mailed by registered or certified mail, return receipt requested to the parties at their respective addresses set forth hereinabove. Either party may from time to time designate a different address for notices to be sent to such party by giving the other party due notice of such different address.

                  14. VALIDITY. If any part of this Agreement shall be found to be invalid or unenforceable, the same shall be deemed to be severable and the remaining portions of this Agreement shall remain in full force and effect.

                  15. MODIFICATION AND ASSIGNMENT. This Agreement shall not be modified or amended except by an instrument in writing signed by the parties hereto. This Agreement and all of its terms and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, including but not limited to any corporation or other entity with or into which the Company is merged or consolidated or any other successor of the Company. The Executive agrees that he will not and may not assign, transfer or convey, pledge or encumber this Agreement or his right, title or interest therein, or his power to execute the same or any monies due or to become due hereunder, this Agreement being intended to secure the personal services of the Executive, and the Company shall not recognize any such assignment, transfer, conveyance, pledge or encumbrance.

                  16. APPLICABLE LAW. This agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

                  17. PRIOR AGREEMENTS. This Agreement shall supersede any prior employment agreement between the Company and the Executive and shall be effective from the date specified hereinabove, PROVIDED, HOWEVER, that the Senior Executive Severance Agreement between the Company and the Executive as approved by the Board of Directors of the Company at its meeting on [DATE], as the same may from time to time be amended, shall remain in full force and effect and all obligations of either the Company or the Executive under the Senior Executive Severance Agreement are and shall be deemed separate and independent obligations in addition to any obligations created by this Agreement.

                  18. BUSINESS COMBINATIONS. In the event of any sale, merger or any form of business combination affecting the Company or GMC whatsoever, the Company and GMC will obtain the express written assumption of this Agreement by the acquiring or surviving entity from such combination, and failure of the Company and GMC to obtain such an assumption will constitute a breach of this Agreement, entitling the Executive to all payments and other benefits to be provided in the event of termination without cause provided in Section 9.3 hereof.

                  19. HEADINGS. This section headings of this Agreement are for convenience of reference only and are not to be considered in the interpretation of the terms and conditions of this Agreement.

                  20. INVALIDITY OR UNENFORCEABILITY. If any term or provision of this Agreement is held to be invalid or unenforceable, for any reason, such invalidity or unenforceability shall not affect any other term or provision hereof and this Agreement shall continue in full force and effect as if such invalid or unenforceable term or provision (to the extent of the invalidity or unenforceability) had not been contained herein. If any court determines that any provision of Section 10 hereof is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the scope or duration of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

                  21. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which for all purposes shall be deemed to be an original.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first above written.



(Corporate Seal)
                                        GRAHAM CORPORATION


                               By  /s/ F.D. Berkeley
                                  ---------------------------------
                                  Chairman, President & Chief Executive Officer




(Corporate Seal)                        GRAHAM MANUFACTURING CO., INC.





                               By /s/ F.D. Berkeley
                                  ----------------------------------
                                  President



                                  /s/ A. Cadena
                                  ----------------------------------
                                  ALVARO CADENA






Attest: /s/ Christine Jean Sabatino
        ----------------------------

STATE OF NEW YORK  )
                  : ss.:
COUNTY OF GENESEE  )

                           On the 27th day of September, 1996, before me
personally came F. D. Berkeley, to me known, who, being by me duly sworn, did depose and say that he resides at 50 Old Mill Road, Rochester, New York; that he is Chairman, President and Chief Executive Officer of Graham Corporation described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                     /s/ Carole M. Anderson
                                    ---------------------------------
                                    Notary Public


STATE OF NEW YORK  )
                  : ss.:
COUNTY OF GENESEE  )

                           On the 27th day of September, 1996, before me
personally came Alvaro Cadena, to me known, who, being by me duly sworn, did depose and say that he resides at 4 LePere Drive, Pittsford, New York; that he is President of Graham Manufacturing Co., Inc. described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                     /s/ Carole M. Anderson
                                    ---------------------------------
                                    Notary Public

STATE OF NEW YORK  )
                  : ss.:
COUNTY OF GENESEE  )

                           On the 27th day of September, 1996, before me
personally came ALVARO CADENA, to me known to be the person described in and who executed the attached instrument and acknowledged that he executed the same.

                                    /s/ Christine Jean Sabatino
                                    ---------------------------------
                                    Notary Public

                              EMPLOYMENT AGREEMENT



     THIS AGREEMENT, is made and entered into as of May 13, 1993, by and among Graham Corporation, a Delaware corporation with offices at 20 Florence Avenue, Batavia, New York 14020 (the "Company"), Graham Manufacturing Co., Inc., a New York corporation with offices at 20 Florence Avenue, Batavia, New York 14020 ("GMC"), and J. Ronald Hansen, currently residing at 109 Central Avenue, Fredonia, New York 14063 (the "Executive").

     The  parties  hereto,   intending  to  be  legally  bound  hereby,  and  in
consideration of the mutual covenants herein contained, agree as follows:

     1. EMPLOYMENT.

         (a) The Company hereby employs the Executive and the Executive hereby accepts employment (such employment, together with the Executive's employment with GMC hereunder, the "Employment"), as Vice President-Finance and Chief Financial Officer of the Company and GMC hereby employs the Executive and the Executive hereby accepts employment as Vice President-Finance of the Company's subsidiary, GMC, upon the terms and conditions hereinafter set forth. Failure in any year of either the Company Board at its Annual Meeting to elect the Executive to the offices of Vice President-Finance and Chief Financial Officer, or of the Board of Directors of GMC ("GMC Board") at its Annual Meeting to elect the Executive to the office of Vice President-Finance, shall constitute termination of the Executive's employment without cause for purposes of this Agreement.

         (b) The Company and GMC shall allocate between themselves all expenses of the Executive's employment pursuant to this Agreement.

         (c) Except as otherwise specifically provided herein, all obligations of the Company referred to herein shall be joint and several obligations of the Company and GMC.

     2. DUTIES. The Executive is engaged as Vice President-Finance and Chief Financial Officer of the Company and Vice President-Finance of GMC. The Executive shall have authority and responsibility for the financial operation and management, on a day to day basis, of the Company and its related entities and GMC, and shall perform such duties consistent with Executive's title as may from time to time be required of Executive by the Board of Directors of Graham Corporation (the "Board"), or by the Chairman, President and Chief Executive Officer of the Company, to whom Executive shall be directly responsible. In his capacity as Vice President-Finance of GMC, the Executive shall also report to the President of GMC. The Executive's office shall be at the Company's headquarters office in, or within a reasonable commuting distance of Batavia, New York. The Executive agrees to travel to the extent reasonably necessary for the performance of his duties hereunder. The Executive shall devote his full business time to the business and affairs of the Company and GMC (to be allocated between them as the Company may determine) and shall use his best efforts, skill and ability in performing his duties on behalf of the Company and GMC.

    3.  TERM.

         (a) Except as otherwise provided in this Agreement to the contrary, the terms and conditions of this Agreement shall be and remain in effect during the period of employment ("Term") established under this Section 3. The Term shall be for a term of five (5) years commencing on May 13, 1993, plus such extensions, if any, as are provided pursuant to Section 3(b).

         (b) Except as provided in Section 3(c), beginning on the fourth anniversary of the date of this Agreement, the Term shall be automatically extended for one (1) additional day each day, unless either the Company and GMC, or the Executive, elects not to extend the Term further by giving written notice to the other party, in which case the Term shall end on the later of (i) the fifth anniversary of the date of this Agreement, or (ii) the first anniversary of the date on which such written notice is given; provided, however, that in any event, the Term shall end on the last day of the month in which the Executive attains age sixty-five (65). Upon termination of the Executive's employment with the Company or GMC for any reason whatsoever, any daily extensions provided pursuant to this Section 3, if not theretofore discontinued, shall cease and the remaining unexpired Term under this Agreement shall be a fixed period ending on the later of the fifth anniversary of the date of this Agreement or the first anniversary of the date on which the daily extensions were discontinued.

         (c) Notwithstanding anything herein contained to the contrary: (i) the Executive's employment with the Holding Company or GMC may be terminated during the Term, subject to the terms and conditions of this Agreement; and (ii) nothing in this Agreement shall mandate or prohibit a continuation of the Executive's employment following the expiration of the Term upon such terms and conditions as the Company and the Executive may mutually agree upon.

     4. BASE COMPENSATION. As the base compensation for all services to be rendered by the Executive in any capacity to the Company and GMC, the Company agrees to pay to the Executive, and the Executive shall accept, a salary at a rate of $105,000 per annum, payable in arrears in equal monthly installments, subject to such deductions and withholdings as may be required by law. During the fourth quarter of each year, the Company will review the salary rate of the Executive, taking into consideration such factors as the Executive's performance during the preceding year and such other matters as it deems relevant and, in its sole discretion, may increase the salary of the Executive for the following calendar year, to be effective from January 1 of such following year, to such rate and for such period of time as the Company deems proper, provided that the Company shall in no event be required to grant or to continue any such increase. However, in the event that any person or entity acquires twenty percent (20%) or more of the outstanding equity stock of the Company or GMC, who was not an owner of twenty percent of the equity stock of either the Company (in the case of an acquisition of Company stock) or GMC (in the case of an acquisition of GMC stock) prior to May 13, 1993, or in the event that any person or entity acquires twenty percent (20%) or more of the assets of either the Company or GMC who was not an owner of twenty percent of the assets of either the Company (in the case of an acquisition of Company assets) or of GMC (in the case of an acquisition of GMC assets) prior to May 13, 1993 then, subsequent to such acquisition of twenty percent stock or twenty percent asset ownership of either the Company or GMC by any such person or entity: (1) if for any calendar year a salary increase at least equal to the increase in the U.S. City All-Items Consumer Price Index for Urban Wage Earners and Clerical Workers during the previous twelve months, is not granted; or if
(2) the Executive's base salary is decreased at any time, then in either event the Executive may in his sole discretion terminate this Agreement upon thirty days' written notice given at any time during the calendar year for which no such increase was granted, or during the twelve month period following any such decrease in salary, and thereupon the Company and GMC shall be obligated to pay the Executive the amounts, and provide the benefits, specified in Section 9.3 of this Agreement.

     5. BONUSES. The Company shall pay Executive bonuses subject to The Executive Bonus Plan of Graham Corporation, as it may be amended from time to time, or such other bonus plans or arrangements of Company as may be in effect from time to time, as determined by the Company's Board of Directors or a committee thereof.

     6. BENEFITS. During the term of this Agreement, the Company shall provide the following benefits to the Executive:

         6.1 MEDICAL. The Company will provide the Executive health coverage for himself and his family in accordance with the Graham Manufacturing Co., Inc. Self Insured Medical/Dental Plan, as the same may be amended from time to time, or in accordance with such other health coverage plan as the Company may adopt.

         6.2 VACATION. The Executive shall be entitled to five (5) business days of paid vacation in the period from September 1 through November 30, 1993, fifteen (15) business days in calendar year 1994 and twenty (20) business days each calendar year thereafter, with additional time to accrue in accordance with the Company's vacation policy, as the same may be in effect from time to time.

         6.3 RELOCATION. The Executive's relocation expenses in moving from 109 Central Avenue, Fredonia, New York to the Batavia, New York area will be paid by the Company pursuant to the relocation policy of Graham Manufacturing Co., Inc. for new employees.

         6.4 GENERAL BENEFITS. The Executive shall be entitled to participate in all employee benefit plans and arrangements of the Company and GMC that may from time to time be in effect and may from time to time be made available to the executive officers of the Company and of GMC, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing in this Section 6.4 shall be construed to limit or restrict the complete discretion of the Board of Directors of the Company or, as the case may be, the Board of Directors of GMC, to amend, modify or terminate employee benefit or bonus plan or plans of the Company or GMC where such action generally affects plan participants or employees, including the Executive.

         6.5 LIFE INSURANCE. (a) The Executive agrees that the Company, in its discretion, may apply for and procure in its own name and for its own benefit, life insurance on his life in any amount or amounts considered advisable, and that he shall have no right, title or interest therein. The employee further agrees to submit to any medical or other examination and to execute and deliver any application or other instrument in writing, reasonably necessary to effectuate such insurance, provided such actions do not harm the Executive's ability to otherwise obtain or retain life insurance(s). (b) As soon as practical following the termination of employment for any reason except for cause, the Company and GMC will cause to be transferred, assigned or otherwise conveyed to the Executive any right, title and interest that either may have in and to any life insurance contract (other than any group-term life insurance contract) under which the Executive's life is insured, including full rights of ownership in and to the cash surrender value thereof (net of any loans obtained against such cash surrender value), and the Executive shall assume all obligations for the payment of any premiums which may become due with respect to such insurance contract after the termination of employment.

    7. USE OF AUTOMOBILE.

         7.1 The Company shall, at its expense, provide the Executive with an automobile of the Executive's choice for use by the Executive in performance of his duties under this Agreement, provided that the annual lease payments made by the Company on such automobile shall not exceed in any year seven percent (7%) of the Executive's annual base salary for such year. The Company shall pay or reimburse the Executive for all reasonable and necessary expenses of maintenance and operation of such automobile incurred or paid for by the Executive, and shall obtain, and include the name of the Executive as one of the assureds under, a liability insurance policy for injuries to persons and property caused by the operation of such automobile. At the end of the term of any automobile lease entered into by the Company pursuant to this Section 7.1, the Company may, in its discretion, either (a) lease a new automobile for the Executive's use; or
(b) provide the Executive with the continued use of the same automobile, at the Company's expense. In the event the Company elects to do neither, the Company shall permit the Executive to purchase the automobile from the lessor.

         7.2 Notwithstanding the provisions of Section 7.1 (b) above, the Executive represents that he now carries automobile liability insurance, with respect to any automobile owned by him, for injuries to persons and property.

     8. EXPENSES. The Company shall pay or reimburse the Executive for all reasonable and necessary traveling and other expenses incurred or paid by the Executive in connection with the performance of his duties under this Agreement upon presentation of expense statements or vouchers and such other supporting information as it may from time to time request. However, the amount available for such traveling and other expenses may be fixed in advance by the Chairman, the President or Board of Directors of the Company.

     9. TERMINATION. This Agreement shall terminate prior to the Term expiration date, hereinabove set forth, in the event that the Executive shall die or the Company shall determine that the Executive has become disabled, or if the Executive shall be dismissed for cause or without cause, as hereinafter provided.

         9.1 DISABILITY. The Company or GMC may determine that the Executive has become disabled, for purposes of this Agreement, in the event that the Executive shall fail, because of illness or incapacity, to render for nine (9) successive months, or for shorter periods aggregating twelve (12) months or more in any period of eighteen (18) months, services of the character contemplated by this Agreement; and thereupon this Agreement and the employment and all rights of the Executive hereunder shall be deemed to have been terminated as of the end of the calendar month in which such determination was made.

         9.2 FOR CAUSE. The Company or GMC may dismiss the Executive for cause in the event that it determines that there has been willful misconduct by the Executive in connection with the performance of his duties hereunder, or any other conduct on the part of the Executive which has been materially injurious to the Company or GMC; and thereupon this Agreement and the Employment shall terminate effective upon the delivery to the Executive of 90 day written notice that the Company Board or the GMC Board has made such determination. For purposes of this Agreement, "Cause" shall be determined only by a good faith finding thereof by the Company Board or the GMC Board, which shall afford the Executive the opportunity to appear before it prior to finalizing any such determination. If the Executive in good faith contests a termination for cause by the Company or GMC, the Company and GMC will pay all legal fees and other expenses incurred by the Executive, as the Executive is billed for such costs, within ten (10) days of periodic submission to the Company or GMC of statements of charges of attorneys and statements of other expenses incurred by the Executive in connection with such challenge; the Executive will reimburse the Company or GMC if it should be determined by a court of final adjudication that the Executive did not act in good faith in bringing such challenge.

         9.3 WITHOUT CAUSE. The Company or GMC may dismiss the Executive without cause at any time upon thirty (30) days notice to the Executive. In the event the Company or GMC dismisses the Executive other than for cause, or if the Executive resigns because of a material breach of this Agreement by the Company or GMC, the Company or GMC shall thereupon pay to the Executive (a) the compensation due him to the date of termination, plus (b) an additional lump sum in an amount equal to twelve months' salary at the rate specified in Section 4 hereinabove. At any time prior to the effective date of termination of employment, the Executive may in writing elect to receive the additional lump sum equal to twelve months' salary in monthly installments of up to, but not to exceed, thirty-six (36) successive months. In addition, the Company and GMC shall (a) provide the Executive with continuing health care coverage, as described in Section 6.1 hereof, for a period of thirty-six (36) months following the effective date of termination of employment; (b) shall pay for, or in the Executive's sole discretion, reimburse the Executive as the Executive is billed, within ten (10) days of periodic submission to the Company or GMC of statements of charges, for outplacement services of the Executive's choice until the sooner of (i) the Executive's commencement of employment with another employer or (ii) thirty-six (36) months following the effective date of termination of employment; and (c) shall assign to the Executive its interest in the automobile lease in force at the time of termination of employment and shall reimburse the Executive for each remaining lease payment thereafter, within ten
(10) days of the due date of each remaining lease payment; or in the event that termination of employment occurs following the expiration of automobile lease and prior to the Company or GMC extending such lease or leasing a new automobile for the Executive, the Company or GMC, if either then owns the automobile, shall, at the election of the Executive, sell the automobile to the Executive for the value for such automobile stated in the then-current edition of the NADA Official Used Car Guide for Domestic and Imported Cars and Trucks. In the event that the provisions of this Section 9.3 are triggered by discharge of the Executive without cause by one of the Company or GMC, the Executive shall resign from all offices and directorships of the other entity and of all subsidiaries and affiliates of the Company, upon payment to the Executive of the amounts referred to in the second sentence of this Section 9.3, and the performance by the Company and GMC of their obligations pursuant to the fourth sentence, subsections (c) and (d), of this Section 9.3.

         9.4 RETURN OF CONFIDENTIAL DOCUMENTATION. Upon termination of employment for any reason whatsoever, the Executive shall return to the Company all working papers, notebooks, strategic plans and other confidential documents and information, in any form whatsoever.

     10. COVENANTS OF EXECUTIVE

         The Executive acknowledges that: (a) the business of the Company and its affiliates, as currently conducted and as conducted from time to time throughout the term of this Agreement (collectively, the "Business"), is conducted by and is proposed to be conducted by the Company on a world wide basis (the "Company's Market"); (b) the Business involves providing design, engineering and manufacture of certain vacuum and heat transfer equipment, including but not limited to steam condensers, steam jet ejectors, shell and tube heat exchangers, plate and frame heat exchangers, Heliflow heat exchangers, liquid ring vacuum pumps and rotary piston pumps; (c) the Company has developed trade secrets and confidential information concerning the Business; and (d) the agreements and covenants contained in this Section 10 are essential to protect the Business of the Company. In order to induce the Company to enter into this Employment Agreement, the Executive covenants and agrees that:

         10.1 AGREEMENT NOT TO COMPETE. In the event that the Executive resigns (for reasons other than a material breach of this Agreement by the Company) or departs from the employ of the Company without the approval of the Board of Directors or is discharged for cause, then for a period of twelve (12) months after such resignation, departure or discharge (such period of time hereinafter the "Restricted Period"), neither the Executive nor any entity of which 20% or more of the beneficial ownership is held by the Executive or a person related to the Executive by blood or marriage ("Controlled Entity") will, anywhere in the Company's Market, directly or indirectly own, manage, operate, control, invest or acquire an interest in, or herewise engage or participate in, whether as a proprietor, partner, stockholder, director, officer or employee, any business which competes in the Company's Market with the Business, without the prior written consent of the Company. Notwithstanding any other provisions of this Agreement, the Executive may make a passive investment in any publicly-traded company or entity in an amount not to exceed 5% of the voting stock of any such company or entity.

         10.2 AGREEMENT NOT TO INTERFERE IN BUSINESS RELATIONSHIPS. (a) During the Restricted Period, neither the Executive nor any Controlled Entity will directly or indirectly solicit, induce or influence customer, or any other person which has a business relationship with the Company or any affiliate, or which had on the date of this Agreement such a relationship with the Company or any affiliate, to discontinue or reduce the extent of such relationship with the Company or any affiliate in the Company's Market without the prior written consent of the Company. (b) During the Restricted Period, neither the Executive nor any Controlled Entity will (i) directly or indirectly recruit, solicit or otherwise induce or influence any shareholder or employee of the Company or any of its affiliates to discontinue such employment or other relationship with the Company or any affiliate without the prior written consent of the Company, or
(ii) employ or seek to employ, or cause or permit any Competitive Business which competes in the Company's Markets to employ or seek to employ for any Competitive Business, any person who is then (or was at any time within six months prior to the date the Executive or the Competitive Business employs or seeks to employ such person) employed by the Company or any affiliate without the prior written consent of the Company. Nothing herein shall prevent the Executive from providing a letter of recommendation to an Employee with respect to a future employment opportunity, nor prohibit the Executive from making general employment advertisements in mass-circulation newspapers or other mass media.

         10.3 CONFIDENTIALITY. During the Restricted Period, neither the Executive nor any Controlled Entity will directly or indirectly disclose to anyone, or use or otherwise exploit for the Executive's or any Controlled Entity's own benefit or for the benefit of anyone other than the Company, any confidential information, including, without limitation, any confidential "know-how", trade secrets, customer lists, details of customer contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans and new personnel acquisition plans of the Company or any affiliate related to the Business or any portion or phase of any scientific, engineering or technical information, design, process, procedure, formula, improvement, discovery, invention, machinery or device of the Company or any affiliate that is not generally known to the competitors of the Company whether or not in written or tangible form (hereinafter referred to as "Confidential Information"). The term "Confidential Information" does not include, and there shall be no obligation hereunder with respect to, information that becomes generally available to the public other than as a result of a disclosure by the Executive or a Controlled Entity or any agent or other representative thereof. Neither the Executive nor any Controlled Entity shall have any obligation hereunder to keep confidential any Confidential Information to the extent disclosure is required by law, or determined in good faith by the Executive to be necessary or appropriate to comply with any legal or regulatory order, regulation or requirement; provided, however, that in the event disclosure is required by law, the Executive or the Controlled Entity concerned shall provide the Company with prompt notice of such requirement so that the Company may seek an appropriate protective order. It is understood that in any new employment, the Executive may use his ordinary skill and non- confidential knowledge, even though said skill and non-confidential knowledge may have been gained at the Company. The Executive's obligations under this Section 10.3 shall be in addition to, not in substitution for, any common law fiduciary duties the Executive has to the Company or GMC regarding information acquired during the course of his employment.

         10.4 INTELLECTUAL PROPERTY. The Executive shall communicate to the Company full information concerning all inventions, improvements, discoveries, formulas, processes, systems of organization, management procedures, software or computer applications (hereinafter, collectively, "Intellectual Property") made or conceived by him either solely or jointly with others while in the employ of the Company, whether or not perfected during his period of employment and which shall be within the existing or contemplated scope of the Company's business during his employment. The Executive will assist the Company and its nominees in every way at the Company's expense in obtaining patents for such Intellectual Property as may be patentable in any and all countries and the Executive will execute all papers the Company may desire and assignments thereof to the Company or its nominees and said Intellectual Property shall be and remain the property of the Company and its nominees, if any, whether patented or not or assigned or not.

         10.5 SURVIVAL OF COVENANTS. In the event of a termination of this Agreement, the covenants and agreements contained in this Section 10 shall survive, shall continue thereafter, and shall not expire unless and except as expressly set forth in such Section.

         10.6 REMEDIES. The parties to this Agreement agree that (a) if either the Executive or any Controlled Entity breaches any provision of this Section 10, the damage to the Company and its affiliates will be substantial, although difficult to ascertain, and money damages will not afford an adequate remedy, and (b) if either the Executive or any Controlled Entity is in breach of this Agreement, or threatens a breach of this Agreement, the Company shall be entitled in its own right and/or on behalf of one or more of its affiliates, in addition to all other rights and remedies as may be available at law or in equity, to (i) injunctive and other equitable relief to prevent or restrain a breach of this Agreement and (ii) may require the breaching party to pay damages as the result of any transactions constituting a breach hereof.

     11. INDEMNIFICATION OF EXECUTIVE. In the event the Employment is terminated for any reason, (a) the Company will hold harmless and indemnify the Executive for all acts or omissions and for any suits it has at law or in equity, claims, actions or other proceedings against the Executive initiated either prior to the termination of employment or thereafter which relate to duties performed in good faith by the Executive while employed by the Company; and (b) The Company will retain the Executive as named insured under any directors' and officers' insurance policies it may have, for acts of the Executive during the time he served as an officer of the Company and GMC. Additionally, all legal and other costs incurred by the Executive to defend himself will be paid by the Company, as the Executive is billed for such costs, within ten (10) days of periodic submission to the Company or GMC of statements of charges of attorneys and statements of other expenses incurred by the Executive in connection with such defense.

     12. EFFECT OF WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

     13. NOTICE. Any and all notices provided for herein shall be in writing and shall be physically delivered or mailed by registered or certified mail, return receipt requested to the parties at their respective addresses set forth hereinabove. Either party may from time to time designate a different address for notices to be sent to such party by giving the other party due notice of such different address.

     14. VALIDITY. If any part of this Agreement shall be found to be invalid or unenforceable, the same shall be deemed to be severable and the remaining portions of this Agreement shall remain in full force and effect.

     15. MODIFICATION AND ASSIGNMENT. This Agreement shall not be modified or amended except by an instrument in writing signed by the parties hereto. This Agreement and all of its terms and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, including but not limited to any corporation or other entity with or into which the Company is merged or consolidated or any other successor of the Company. The Executive agrees that he will not and may not assign, transfer or convey, pledge or encumber this Agreement or his right, title or interest therein, or his power to execute the same or any monies due or to become due hereunder, this Agreement being intended to secure the personal services of the Executive, and the Company shall not recognize any such assignment, transfer, conveyance, pledge or encumbrance.

     16. APPLICABLE LAW. This agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

     17. PRIOR AGREEMENTS. This Agreement shall supersede any prior employment agreement between the Company and the Executive and shall be effective from the date specified hereinabove, PROVIDED, HOWEVER, that the Senior Executive Severance Agreement between the Company and the Executive as approved by the Board of Directors of the Company at its meeting on May 13, 1993, as the same may from time to time be amended, shall remain in full force and effect and all obligations of either the Company or the Executive under the Senior Executive Severance Agreement are and shall be deemed separate and independent obligations in addition to any obligations created by this Agreement.

     18. BUSINESS COMBINATIONS. In the event of any sale, merger or any form of business combination affecting the Company or GMC whatsoever, the Company and GMC will obtain the express written assumption of this Agreement by the acquiring or surviving entity from such combination, and failure of the Company and GMC to obtain such an assumption will constitute a breach of this Agreement, entitling the Executive to all payments and other benefits to be provided in the event of termination without cause provided in Section 9.3 hereof.

     19. HEADINGS. This section headings of this Agreement are for convenience of reference only and are not to be considered in the interpretation of the terms and conditions of this Agreement.

     20. INVALIDITY OR UNENFORCEABILITY. If any term or provision of this Agreement is held to be invalid or unenforceable, for any reason, such invalidity or unenforceability shall not affect any other term or provision hereof and this Agreement shall continue in full force and effect as if such invalid or unenforceable term or provision (to the extent of the invalidity or unenforceability) had not been contained herein. If any court determines that any provision of Section 10 hereof is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the scope or duration of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

     21. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which for all purposes shall be deemed to be an original.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first above written.



(Corporate Seal)
                                            GRAHAM CORPORATION

                                            /s/ F.D. Berkeley
                                            -----------------------------------
                                   By       Chairman, President &
                                            Chief Executive Officer




(Corporate Seal)                             GRAHAM MANUFACTURING CO., INC.




                                             /s/ A. Cadena
                                            -----------------------------------
                                   By                President




                                             /s/ J. Ronald Hansen
                                            -----------------------------------
                                                     J. Ronald Hansen






Attest: /s/ Carole M. Anderson
       --------------------------

STATE OF NEW YORK  )
                : ss.:
COUNTY OF GENESEE  )

     On the 1st day of December, 1993, before me personally came F. D. Berkeley to me known, who, being by me duly sworn, did depose and say that he resides at 50 Old Mill Road, Rochester, New York; that he is Chairman, President & Chief Executive Officer of Graham Corporation described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                    /s/ Carole M. Anderson
                                    ---------------------------------
                                    Notary Public


STATE OF NEW YORK  )
                : ss.:
COUNTY OF GENESEE  )

     On the 1st day of December, 1993, before me personally came Alvaro Cadena, to me known, who, being by me duly sworn, did depose and say that he resides at 4 LePere Drive, Pittsford, New York; that he is President of Graham Manufacturing Co., Inc. described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation, and that he signed his name thereto by like authority.
                                    /s/ Carole M. Anderson
                                    ---------------------------------
                                    Notary Public

STATE OF NEW YORK  )
                : ss.:
COUNTY OF GENESEE  )


     On the 1st day of December, 1993, before me personally came J. Ronald Hansen, to me known to be the person described in and who executed the attached instrument and acknowledged that he executed the same.


                                    /s/ Carole M. Anderson
                                    ---------------------------------
                                    Notary Public

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
            ENTERED INTO AS OF MAY 13, 1993 AMONG GRAHAM CORPORATION,
               GRAHAM MANUFACTURING CO., INC. AND J. RONALD HANSEN



                  THIS AMENDMENT, is made and entered into as of September 26, 1996, by and among Graham Corporation, a Delaware corporation with offices at 20 Florence Avenue, Batavia, New York 14020 (the "Company"), Graham Manufacturing Co., Inc., a New York corporation with offices at 20 Florence Avenue, Batavia, New York 14020 ("GMC"), and J. Ronald Hansen currently residing at 9295 Fargo Road, Stafford, New York 14143 (the "Executive").



                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, the Company and GMC have entered into an Employment Agreement with the Executive entered into as of May 13, 1993 (the "Employment Agreement"); and

                  WHEREAS, the Company, GMC and the Executive wish to amend certain provisions of the Employment Agreement;

                  NOW, THEREFORE, the Company, GMC and the Executive, intending to be legally bound hereby, agree as follows:

                   1. The final sentence of Section 2 of the Employment Agreement be and hereby is amended to read in its entirety as follows:

                  "The Executive shall devote his full time during the Company's or GMC's hours of work to the business and affairs of the Company and GMC (to be allocated between them as the Company may determine) and shall use his best efforts, skill and ability in performing his duties on behalf of the Company and GMC."

                   2. Section 4 of the Employment Agreement be and hereby is amended to read in its entirety as follows:

                  "4. BASE COMPENSATION. As the base compensation for all services to be rendered by the Executive in any capacity to the Company and GMC, the Company and GMC agree to pay to the Executive, and the Executive shall accept, a salary at a rate of $117,374 per annum, payable in arrears in equal monthly installments, subject to such deductions and withholdings as may be required by law. During the fourth quarter of each year, the Company and GMC will review the salary rate of the Executive, taking into consideration such factors as the Executive's performance during the preceding year and such other matters as they deem relevant and, in their discretion alone, may increase the salary of the Executive for the following calendar year, to be effective from January 1 of such following year, to such rate and for such period of time as the Company and GMC deems proper, provided that the Company and GMC shall in no event be required to grant any such increase. However, in the event that any person or entity acquires twenty percent (20%) or more of the outstanding equity stock of the Company or GMC, who was not an owner of twenty percent of the equity stock of either the Company (in the case of an acquisition of Company stock) or GMC (in the case of an acquisition of GMC stock) prior to May 13, 1993, or in the event that any person or entity acquires twenty percent (20%) or more of the assets of either the Company or GMC who was not an owner of twenty percent of the assets of either the Company (in the case of an acquisition of Company assets) or of GMC (in the case of an acquisition of GMC assets) prior to May 13, 1993 then, subsequent to such acquisition of twenty percent stock or twenty percent asset ownership of either the Company or GMC by any such person or entity: (1) if for any calendar year a salary increase at least equal to the increase in the U.S. City All-Items Consumer Price Index for Urban Wage Earners and Clerical Workers during the previous twelve months, is not granted; or if (2) the Executive's base salary is decreased at any time, then in either event the Executive may in his sole discretion terminate this Agreement upon thirty days' written notice given at any time during the calendar year for which no such increase was granted, or during the twelve month period following any such decrease in salary, and thereupon the Company and GMC shall be obligated to pay the Executive the amounts, and provide the benefits, specified in Section 9.3 of this Agreement."


                  3. Section 5 of the Employment Agreement be and hereby is amended by replacing the words "The Executive Bonus Plan" with the words "The Incentive Compensation Plan (formerly the Executive Bonus Plan)".


                  4. Section 7 of the Employment Agreement be and hereby is amended to read in its entirety as follows:

                  "7. AUTOMOBILE ALLOWANCE."


                  "7.1 The Company and GMC shall pay the Executive an automobile allowance of $8,550 per annum (the "Automobile Allowance"). Neither the Automobile

                  Allowance nor any portion of it shall be included as Base Compensation for the purpose of eligibility for possible increases in Base Compensation as provided by Section 4 of this Agreement. During the fourth quarter of each calendar year, the Company and GMC will review the automobile allowance amount of the Executive and, in their discretion, may increase the automobile allowance paid to the Executive for the following calendar year, to be effective from January 1 of the following year, to such increased rate and for such period of time as the Company and GMC deem proper, provided that neither the Company nor GMC shall be required to grant any such increase."

                  "7.2 The Executive represents that he now carries automobile liability insurance, with respect to any automobile owned by him, for injuries to persons and property."


                  5. Section 9.3 of the Employment Agreement be and hereby is amended by deleting subsection (c) of the fourth sentence.


                  6. Section 9.3 of the Employment Agreement be and hereby is further amended by deleting the last sentence and adding the following sentences:

                  "In addition to other amounts payable to the Executive under this Section 9.3, the Company and GMC shall pay to the Executive Accrued Bonus as defined hereinafter. For purposes of this Section 9.3, Accrued Bonus shall mean any amount of bonus with respect to any year prior to the year in which dismissal without cause occurs ("Prior Bonus Year") calculable by applying the formula prescribed by the Incentive Compensation Plan (formerly the Executive Bonus Plan) of Graham Corporation as it existed on December 31 of such Prior Bonus Year and employing in the application of such formula the goals, ratios and weighting percentages and other variable figures which the Bonus Plan calls for the Company's Board or any Committee thereof to determine annually ("Bonus Plan Variables") which the Company's Board of Directors or any Committee thereof adopted for purposes of the Bonus Plan prior to December 31 of such Prior Bonus Year. With respect to any Prior Bonus Year for which neither the Company's Board nor any Committee thereof adopted Bonus Plan Variables prior to December 31 of such year, the Bonus Plan Variables adopted most recently prior to the commencement of the Prior Bonus Year in issue shall be employed for purposes of calculating the amount of Accrued Bonus payable pursuant to this Agreement. Notwithstanding any other provision of this Section, no Accrued Bonus shall be payable pursuant to
                  Section 9.3 of this Agreement for any Prior Bonus Year with respect to which a bonus amount was paid to and accepted by the Executive. In the event that the provisions of this
                  Section 9.3 are triggered by discharge of the Executive without cause by one of the Company or GMC, the Executive shall resign from all offices and directorships of the other entity and of all subsidiaries and affiliates of the Company, upon payment to the Executive of the amount referred to in subsection (a) of the second sentence of this Section 9.3, payment of the amount referred to in subsection (b) of the second sentence of this Section 9.3 (or the first installment thereof) and Accrued Bonus, if any."


                  7. The Employment Agreement be and hereby is amended by adding the following section:

                  "9.5 NON-DUPLICATION. In the event that the Executive shall be a party to any other contract, agreement or arrangement providing termination payments (other than retirement or similar benefits or pursuant to any plan providing for stock options or appreciation rights) upon a cessation of service for the Company or GMC, any compensation or other benefits provided to the Executive under such other contract, agreement or arrangement and paid to the Executive shall be applied to offset the obligations of the Company and GMC to pay a lump sum equal to twelve months' salary as provided by Section 9.3 hereof, it being intended that such lump sum payment provided under Section 9.3 hereof not duplicate payments otherwise due to the Executive on account of his cessation of service."


                  8. Section 16 of the Employment Agreement be and hereby is amended by adding the following sentence:

                  "Any action or proceeding brought by either party against the other arising out of or related to the Agreement shall be brought only in a state court of competent jurisdiction located in the County of Monroe, State of New York or the Federal District Court for the Western District of New York located in Monroe County, New York and the parties hereby consent to the personal jurisdiction of said courts."

                  9. Section 17 of the Employment Agreement be and hereby is amended by replacing the date "May 13, 1993" with the date "July 27, 1995."

                  10. All other terms and conditions of the Employment Agreement remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first above written.



(Corporate Seal)
                                       GRAHAM CORPORATION



                                By  /s/ F.D. Berkeley
                                   --------------------------------------------
                                   Chairman, President & Chief Executive Officer


(Corporate Seal)
                                       GRAHAM MANUFACTURING CO., INC.



                                By  /s/ A. Cadena
                                   --------------------------------------------
                                   President



                                    /s/ J. Ronald Hansen
                                   --------------------------------------------
                                   J. Ronald Hansen
Attest: /s/ Carole M. Anderson
        ----------------------

STATE OF NEW YORK  )
                  : ss.:
COUNTY OF GENESEE  )

                  On the 27th day of September, 1996, before me personally came
F. D. Berkeley, to me known, who, being by me duly sworn, did depose and say that he resides at 50 Old Mill Road, Rochester, New York; that he is Chairman, President and Chief Executive Officer of Graham Corporation described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                     /s/ Carole M. Anderson
                                    ---------------------------------
                                    Notary Public

STATE OF NEW YORK  )
                  : ss.:
COUNTY OF GENESEE  )

                  On the 27th day of September, 1996, before me personally came Alvaro Cadena, to me known, who, being by me duly sworn, did depose and say that he resides at 4 LePere Drive, Pittsford, New York; that he is President of Graham Manufacturing Co., Inc. described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                    /s/ Christine Jean Sabatino
                                    ---------------------------------
                                    Notary Public

STATE OF NEW YORK  )
                  : ss.:
COUNTY OF GENESEE  )

                  On the 27th day of September, 1996, before me personally came
J. Ronald Hansen, to me known to be the person described in and who executed the attached instrument and -2- acknowledged that he executed the same.

                                    /s/ Carole M. Anderson
                                    ---------------------------------
                                    Notary Public

                              EMPLOYMENT AGREEMENT



     THIS AGREEMENT, is made and entered into as of September 26, 1996 by and among Graham Manufacturing Co., Inc., a New York corporation with offices at 20 Florence Avenue, Batavia, New York 14020 ("GMC"), Graham Corporation, a Delaware corporation with offices at 20 Florence Avenue, Batavia, New York 14020 ("Holding Company") and JOSEPH P. GORMAN, JR., currently residing at 20 LePere Drive, Pittsford, New York 14534 (the "Executive").

     The parties hereto, intending to be legally bound hereby, and in consideration of the mutual covenants herein contained, agree as follows:

     1. EMPLOYMENT.

         GMC hereby employs the Executive and the Executive hereby accepts employment (such employment, hereafter, the "Employment") as Vice President - Sales of GMC upon the terms and conditions hereinafter set forth. Failure in any year of the Board of Directors of GMC ("GMC Board") at its Annual Meeting to elect the Executive to the office of Vice President Sales shall constitute termination of the Executive's employment without cause under Section 9.3 of this Agreement.

     2. DUTIES. The Executive is engaged as Vice President - Sales of GMC. The Executive shall have authority and responsibility for the operation and management, on a day to day basis, for the Company's domestic and international sales efforts, including its sales offices and all sales agents and representatives , and shall perform such duties consistent with Executive's title as may from time to time be required of Executive by the GMC Board or by either the Chairman and Chief Executive Officer of GMC, or by the President of GMC to whom Executive shall be directly responsible. The Executive's office shall be at GMC's headquarters office in Batavia, New York, or within a reasonable commuting distance east of Batavia, New York. The Executive agrees to travel to the extent reasonably necessary for the performance of his duties hereunder. The Executive shall devote his full time during GMC's hours of work to the business and affairs of GMC and shall use his best efforts, skill and ability in performing his duties on behalf of GMC.

     3. TERM.

         (a) Except as otherwise provided in this Agreement to the contrary, the terms and conditions of this Agreement shall be and remain in effect during the period of employment ("Term") established under this Section 3. The Term shall be for a term of one (1) year commencing on September 26, 1996, plus such extensions, if any, as are provided pursuant to Section 3(b).

         (b) Except as provided in Section 3(c), beginning on the date of this Agreement, the Term shall be automatically extended for one (1) additional day each day, unless either GMC or the Executive elects not to extend the Term further by giving written notice to the other party, in which case the Term shall end on the first anniversary of the date on which such written notice is given; provided, however, that in any event, the Term shall end on the last day of the month in which the Executive attains age sixty-five (65). Upon termination of the Executive's employment with GMC for any reason whatsoever, any daily extensions provided pursuant to this Section 3, if not theretofore discontinued, shall cease and the remaining unexpired Term under this Agreement shall be a fixed period ending on the first anniversary of the date on which the daily extensions were discontinued.

         (c) Notwithstanding anything herein contained to the contrary: (i) the Executive's employment with GMC may be terminated during the Term, subject to the terms and conditions of this Agreement; and (ii) nothing in this Agreement shall mandate or prohibit a continuation of the Executive's employment following the expiration of the Term upon such terms and conditions as GMC and the Executive may mutually agree upon.

     4. BASE COMPENSATION. As the base compensation for all services to be rendered by the Executive in any capacity to GMC and its affiliates, GMC agrees to pay to the Executive, and the Executive shall accept, a salary at a rate of $107,744 per annum and as such rate may be increased from time to time in accordance with this Section 4 or otherwise, payable in arrears in equal monthly installments, subject to such deductions and withholdings as may be required by law. During the fourth quarter of each year commencing in calendar year 1996, GMC will review the salary rate of the Executive, taking into consideration such factors as the Executive's performance during the preceding year and such other matters as it deems relevant and, in its sole discretion, may increase the salary of the Executive for the following calendar year, to be effective from January 1 of such following year, to such rate and for such period of time as GMC deems proper, provided that GMC shall in no event be required to grant any such increase. However, in the event that any person or entity acquires twenty percent (20%) or more of the outstanding equity stock of GMC's parent, the Holding Company, or GMC, who was not an owner of twenty percent of the equity stock of either the Holding Company (in the case of an acquisition of Holding Company stock) or GMC (in the case of an acquisition of GMC stock) prior to September 26, 1996, or in the event that any person or entity acquires twenty percent (20%) or more of the assets of either the Holding Company or GMC who was not an owner of twenty percent of the assets of either the Company (in the case of an acquisition of Holding Company assets) or of GMC (in the case of an acquisition of GMC assets) prior to September 26, 1996, AND PROVIDED that in such event, such person or entity (i) initiated a tender offer for the capital stock of the Company or GMC other than at the invitation of either the Holding Company Board or the GMC Board; or (ii) caused its nominee or nominees to be elected to the Holding Company Board or the GMC Board as a result of a proxy contest in which election of its nominees, or any of them, was not endorsed by management of the Holding Company or GMC in any proxy statement prepared for the purpose; or (iii) acquired its twenty percent or greater interest in either the Holding Company or GMC subsequent to and within two years of any other party or entity's initiation of a tender offer, initiation of a proxy contest, or offer to acquire all, or more than 20% of the outstanding capital stock of the Holding Company or GMC for a stated price or in exchange for any non-cash form of consideration, then, subsequent to such acquisition of twenty percent stock or twenty percent asset ownership of either the Holding Company or GMC by any such person or entity: (1) if for any calendar year a salary increase at least equal to the increase in the U.S. City All-Items Consumer Price Index for Urban Wage Earners and Clerical Workers during the previous twelve months, is not granted; or if (2) the Executive's base salary is decreased at any time, then in either event the Executive may in his sole discretion terminate this Agreement upon thirty days' written notice given at any time during the calendar year for which no such increase was granted, or during the twelve month period following any such decrease in salary, and thereupon GMC or any successor shall be obligated to pay the Executive the amounts, and provide the benefits, specified in Section 9.3 of this Agreement.

     5. BONUSES. GMC shall pay Executive bonuses subject to The Incentive Compensation Plan (formerly the Executive Bonus Plan) of Graham Corporation, as it may be amended from time to time, or such other bonus plans or arrangements of GMC, or made available to GMC by the Holding Company, as may be in effect from time to time, as determined by GMC's or the Holding Company's Board of Directors or a committee of either.

     6. BENEFITS. During the term of this Agreement, GMC shall provide the following benefits to the Executive:

         6.1 MEDICAL. GMC will provide the Executive health coverage for himself and his family in accordance with the Graham Manufacturing Co., Inc. Self Insured Medical/Dental Plan, as the same may be amended from time to time, or in accordance with such other health coverage plan as GMC may adopt.

         6.2 VACATION. The Executive shall be entitled to 25 business days of paid vacation in calendar year 1996 with additional time to accrue thereafter in accordance with GMC's vacation policy, as the same may be in effect from time to time.

         6.3 GENERAL BENEFITS. The Executive shall be entitled to participate in all employee benefit plans and arrangements of the Holding Company and GMC that may from time to time be in effect and may from time to time be made available to the executive officers of GMC, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing in this Section 6.3 shall be construed to limit or restrict the complete discretion of the Board of Directors of the Holding Company (with respect to employee benefit or bonus plan or plans of the Holding Company or the Board of Directors of GMC (with respect to employee benefit or bonus plan or plans of GMC, to amend, modify or terminate any of such plans, provided that such action generally affects plan participants or employees, including the Executive.

         6.4 LIFE INSURANCE. (a) GMC will provide life insurance for the executive providing coverage in an amount equal to three times base salary. (b) The Executive agrees that GMC, in its discretion, may apply for and procure in its own name and for its own benefit, life insurance on his life in any amount or amounts considered advisable, and that he shall have no right, title or interest therein. The employee further agrees to submit to any medical or other examination and to execute and deliver any application or other instrument in writing, reasonably necessary to effectuate such insurance, provided such actions do not harm the Executive's ability to otherwise obtain or retain life insurance(s). (c) As soon as practical following the termination of employment for any reason except for cause, GMC will cause to be transferred, assigned or otherwise conveyed to the Executive any right, title and interest that either may have in and to any life insurance contract (other than any group-term life insurance contract) under which the Executive's life is insured, including full rights of ownership in and to the cash surrender value thereof (net of any loans obtained against such cash surrender value), and the Executive shall assume all obligations for the payment of any premiums which may become due with respect to such insurance contract after the termination of employment.

    7. USE OF AUTOMOBILE.

         7.1 The Company shall pay the Executive an automobile allowance of $8,550 per annum (the "Automobile Allowance") toward the Executive's use and maintenance of his own automobile. Neither the Automobile Allowance or any portion of it shall be included as Base Compensation for the purpose of any eligibility for possible increases in Base Compensation as provided by Section 4 of this Agreement. During the fourth quarter of each year, the Company will review the automobile allowance amount of the Executive and, in its sole discretion, may increase the automobile allowance paid to the Executive for the following calendar year, to be effective from January 1 of such following year, to such increased rate and for such period of time as the Company deems proper, provided that the Company shall in no event be required to grant any such increase.

         7.2 The Executive represents that he now carries automobile liability insurance, with respect to any automobile owned by him, for injuries to persons and property.

     8. EXPENSES. GMC shall pay or reimburse the Executive for all reasonable and necessary traveling and other expenses incurred or paid by the Executive in connection with the performance of his duties under this Agreement upon presentation of expense statements or vouchers and such other supporting information as it may from time to time request. However, the amount available for such traveling and other expenses may be fixed in advance by the Chairman, the President or the Board of Directors of GMC.

     9. TERMINATION. This Agreement shall terminate prior to the Term expiration date, hereinabove set forth, in the event that the Executive shall die or GMC shall determine that the Executive has become disabled, or if the Executive shall be dismissed for cause or without cause, as hereinafter provided.

         9.1 DISABILITY. GMC may determine that the Executive has become disabled, for purposes of this Agreement, in the event that the Executive shall fail, because of illness or incapacity, to render for nine (9) successive months, or for shorter periods aggregating twelve (12) months or more in any period of eighteen (18) months, services of the character contemplated by this Agreement; and thereupon this Agreement and the employment and all rights of the Executive hereunder shall be deemed to have been terminated as of the end of the calendar month in which such determination was made.

         9.2 FOR CAUSE. GMC may dismiss the Executive for Cause. For purposes of this Agreement, "Cause" shall mean willful misconduct by the Executive in connection with the performance of his duties hereunder or any other conduct on the part of the Executive which has been materially injurious to GMC or any affiliate. Existence of Cause as defined herein shall be determined only by a good faith finding thereof by the GMC Board, which shall afford the Executive the opportunity to appear before it, with the Executive's legal counsel if the Executive chooses, prior to finalizing any such determination. Following such a good faith determination by the GMC Board and upon the delivery to the Executive of written notice that the GMC Board has made such determination, the Employment shall terminate. If the Executive in good faith contests a termination for cause by GMC, GMC will pay all legal fees and other expenses incurred by the Executive, as the Executive is billed for such costs, within ten (10) days of periodic submission to GMC of statements of charges of attorneys and statements of other expenses incurred by the Executive in connection with such challenge; the Executive will reimburse GMC for the amount of legal fees and other expenses so paid if it should be determined by a court of final adjudication that the Executive did not act in good faith in bringing such challenge.

         9.3 WITHOUT CAUSE. GMC may dismiss the Executive without cause at any time upon thirty (30) days notice to the Executive. In the event GMC dismisses the Executive other than for cause, or if the Executive resigns because of a material breach of this Agreement by GMC, GMC shall thereupon pay to the Executive (a) the compensation due him to the date of termination, plus (b) an additional lump sum in an amount equal to twelve months' salary at the rate specified in Section 4 hereinabove. At any time prior to the effective date of termination of employment, the Executive may in writing elect to receive the additional lump sum equal to twelve months' salary in monthly installments of up to, but not to exceed, thirty-six (36) successive months. In addition, GMC shall
(a) provide the Executive with continuing health care coverage, as described in Section 6.1 hereof, for a period of thirty-six (36) months following the effective date of termination of employment; and (b) shall pay for, or in the Executive's sole discretion, reimburse the Executive as the Executive is billed, within ten (10) days of periodic submission to GMC of statements of charges, for outplacement services from a provider agreed to by the Executive and GMC until the sooner of (i) the Executive's commencement of employment with another employer or (ii) thirty-six (36) months following the effective date of termination of employment. In addition to other amounts payable to the Executive under this Section 9.3, the Company and GMC shall pay to the Executive Accrued Bonus as defined hereinafter. For purposes of this
Section 9.3, Accrued Bonus shall mean any amount of bonus with respect to any calendar year prior to the calendar year in which dismissal without cause occurs ("Prior Bonus Year") calculable by applying the formula prescribed by the Executive Bonus Plan of Graham Corporation as it existed on December 31 of such Prior Bonus Year and employing in the application of such formula the goals, ratios and weighting percentages and other variable figures which the Bonus Plan calls for the Holding Company Board or any Committee thereof to determine annually ("Bonus Plan Variables") which the Holding Company's Board of Directors or any Committee thereof adopted for purposes of the Bonus Plan prior to December 31 of such Prior Bonus Year. With respect to any Prior Bonus Year for which neither the Holding Company Board nor any Committee thereof adopted Bonus Plan Variables prior to December 31 of such year, the Bonus Plan Variables adopted most recently prior to the commencement of the Prior Bonus Year in issue shall be employed for purposes of calculating the amount of Accrued Bonus payable pursuant to this Agreement. Notwithstanding any other provision of this Section, no Accrued Bonus shall be payable pursuant to Section 9.3 of this Agreement for any Prior Bonus Year with respect to which a bonus amount was paid to and accepted by the Executive. In the event that the provisions of this
Section 9.3 are triggered by discharge of the Executive without cause by GMC, the Executive shall resign from all offices and directorships all subsidiaries and affiliates of GMC and of the Holding Company, upon payment to the Executive of the amounts referred to in subsection (a) of the second sentence of this
Section 9.3, payment of the amount referred to in subsection (b) of the second sentence of this Section 9.3 (or the first installment thereof) and Accrued Bonus, if any.

         9.4 RETURN OF CONFIDENTIAL DOCUMENTATION. Upon termination of employment for any reason whatsoever, the Executive shall return to GMC all working papers, notebooks, strategic plans, computer programs and files, and other confidential documents and information, in any form whatsoever.

    10. COVENANTS OF EXECUTIVE

         The Executive acknowledges that: (a) the business of GMC and its affiliates, as currently conducted and as conducted from time to time throughout the term of this Agreement (collectively, the "Business"), is conducted by and is proposed to be conducted on a world wide basis (the "Company's Market"); (b) the Business involves providing design, engineering and manufacture of certain vacuum and heat transfer equipment, including but not limited to steam condensers, steam jet ejectors, shell and tube heat exchangers, plate and frame heat exchangers, Heliflow heat exchangers, liquid ring vacuum pumps and rotary piston pumps; (c) GMC and its affiliates have developed trade secrets and confidential information concerning the Business; and (d) the agreements and covenants contained in this Section 10 are essential to protect the Business. In order to induce GMC to enter into this Employment Agreement, the Executive covenants and agrees that:

         10.1 AGREEMENT NOT TO COMPETE. In the event that the Executive resigns (for reasons other than a material breach of this Agreement by GMC) or departs from the employ of GMC without the approval of the GMC Board or is discharged for cause, then for a period of twelve (12) months after such resignation, departure or discharge (such period of time hereinafter the "Restricted Period"), neither the Executive nor any entity of which 20% or more of the beneficial ownership is held by the Executive or a person related to the Executive by blood or marriage ("Controlled Entity") will, anywhere the Market of GMC or any affiliate, directly or indirectly own, manage, operate, control, invest or acquire an interest in, or herewise engage or participate in, whether as a proprietor, partner, stockholder, director, officer or employee, any business which competes in the Market of GMC or any affiliate with the Business as such Business was conducted, or such other business as the Company had plans to conduct or had taken material steps toward conducting as of the date of termination of the Executive's employment with the Company, without the prior written consent of GMC. Notwithstanding any other provisions of this Agreement, the Executive may make a passive investment in any publicly-traded company or entity in an amount not to exceed 5% of the voting stock of any such company or entity.

         10.2 AGREEMENT NOT TO INTERFERE IN BUSINESS RELATIONSHIPS. (a) During the Restricted Period, neither the Executive nor any Controlled Entity will directly or indirectly solicit, induce or influence customer, or any other person which has a business relationship with GMC or any affiliate, or which had on the date of this Agreement such a relationship with GMC or any affiliate, to discontinue or reduce the extent of such relationship with GMC or any affiliate in the Market of GMC or any affiliate without the prior written consent of GMC.
(b) During the Restricted Period, neither the Executive nor any Controlled Entity will (i) directly or indirectly recruit, solicit or otherwise induce or influence any shareholder or employee of GMC or any of its affiliates to discontinue such employment or other relationship with GMC or any affiliate without the prior written consent of GMC, or (ii) employ or seek to employ, or cause or permit any Competitive Business which competes in the Market of GMC or any affiliate to employ or seek to employ for any Competitive Business, any person who is then (or was at any time within six months prior to the date the Executive or the Competitive Business employs or seeks to employ such person) employed by GMC or any affiliate without the prior written consent of GMC. Nothing herein shall prevent the Executive from providing a letter of recommendation to an Employee with respect to a future employment opportunity, nor prohibit the Executive from making general employment advertisements in mass-circulation newspapers or other mass media.

         10.3 CONFIDENTIALITY. During the Restricted Period, neither the Executive nor any Controlled Entity will directly or indirectly disclose to anyone, or use or otherwise exploit for the Executive's or any Controlled Entity's own benefit or for the benefit of anyone other than GMC, any confidential information, including, without limitation, any confidential "know-how", trade secrets, customer lists, details of customer contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans and new personnel acquisition plans of GMC or any affiliate related to the Business or any portion or phase of any scientific, engineering or technical information, design, process, procedure, formula, improvement, discovery, invention, machinery or device of GMC or any affiliate that is not generally known to the competitors of the Company whether or not in written or tangible form (hereinafter referred to as "Confidential Information"). The term "Confidential Information" does not include, and there shall be no obligation hereunder with respect to, information that becomes generally available to the public other than as a result of a disclosure by the Executive or a Controlled Entity or any agent or other representative thereof. Neither the Executive nor any Controlled Entity shall have any obligation hereunder to keep confidential any Confidential Information to the extent disclosure is required by law, or determined in good faith by the Executive to be necessary or appropriate to comply with any legal or regulatory order, regulation or requirement; provided, however, that in the event disclosure is required by law, the Executive or the Controlled Entity concerned shall provide the Company with prompt notice of such requirement so that GMC may seek an appropriate protective order. It is understood that in any new employment, the Executive may use his ordinary skill and non-confidential knowledge, even though said skill and non-confidential knowledge may have been gained at GMC. The Executive's obligations under this Section 10.3 shall be in addition to, not in substitution for, any common law fiduciary duties the Executive has to GMC regarding information acquired during the course of his employment.

         10.4 INTELLECTUAL PROPERTY. The Executive shall communicate to GMC full information concerning all inventions, improvements, discoveries, formulas, processes, systems of organization, management procedures, software or computer applications (hereinafter, collectively, "Intellectual Property") made or conceived by him either solely or jointly with others while in the employ of GMC, whether or not perfected during his period of employment and which shall be within the existing or contemplated scope of the Business during his employment. The Executive will assist GMC and its nominees in every way at GMC's expense in obtaining patents for such Intellectual Property as may be patentable in any and all countries and the Executive will execute all papers GMC may desire and assignments thereof to GMC or its nominees and said Intellectual Property shall be and remain the property of GMC and its nominees, if any, whether patented or not or assigned or not.

         10.5 SURVIVAL OF COVENANTS. In the event of a termination of this

Agreement, the covenants and agreements contained in this Section 10 shall survive, shall continue thereafter, and shall not expire unless and except as expressly set forth in such Section.

         10.6 REMEDIES. The parties to this Agreement agree that (a) if either the Executive or any Controlled Entity breaches any provision of this Section 10, the damage to GMC and its affiliates will be substantial, although difficult to ascertain, and money damages will not afford an adequate remedy, and (b) if either the Executive or any Controlled Entity is in breach of this Agreement, or threatens a breach of this Agreement, GMC shall be entitled in its own right and/or on behalf of one or more of its affiliates, in addition to all other rights and remedies as may be available at law or in equity, to (i) injunctive and other equitable relief to prevent or restrain a breach of this Agreement and
(ii) may require the breaching party to pay damages as the result of any transactions constituting a breach hereof.

     11. INDEMNIFICATION OF EXECUTIVE. In the event the Employment is terminated for any reason, (a) GMC will hold harmless and indemnify the Executive for all acts or omissions and for any suits it has at law or in equity, claims, actions or other proceedings against the Executive initiated either prior to the termination of employment or thereafter which relate to duties performed in good faith by the Executive while employed by GMC; and (b) GMC will retain the Executive as named insured under any directors' and officers' insurance policies it may have, for acts of the Executive during the time he served as an officer of GMC and any affiliate. Additionally, all legal and other costs incurred by the Executive to defend himself will be paid by GMC, as the Executive is billed for such costs, within ten (10) days of periodic submission to GMC of statements of charges of attorneys and statements of other expenses incurred by the Executive in connection with such defense.

     12. EFFECT OF WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

     13. NOTICE. Any and all notices provided for herein shall be in writing and shall be physically delivered or mailed by registered or certified mail, return receipt requested to the parties at their respective addresses set forth hereinabove. Either party may from time to time designate a different address for notices to be sent to such party by giving the other party due notice of such different address.

     14. VALIDITY. If any part of this Agreement shall be found to be invalid or unenforceable, the same shall be deemed to be severable and the remaining portions of this Agreement shall remain in full force and effect.

     15. MODIFICATION AND ASSIGNMENT. This Agreement shall not be modified or amended except by an instrument in writing signed by the parties hereto. This Agreement and all of its terms and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, including but not limited to any corporation or other entity with or into which GMC is merged or consolidated or any other successor of GMC. The Executive agrees that he will not and may not assign, transfer or convey, pledge or encumber this Agreement or his right, title or interest therein, or his power to execute the same or any monies due or to become due hereunder, this Agreement being intended to secure the personal services of the Executive, and GMC shall not recognize any such assignment, transfer, conveyance, pledge or encumbrance.

     16. APPLICABLE LAW; VENUE. This agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof. Any action or proceeding brought by either party against the other arising out of or related to the Agreement shall be brought only in a state court of competent jurisdiction located in the County of Monroe, State of New York or the Federal District Court for the Western District of New York located in Monroe County, New York and the parties hereby consent to the personal jurisdiction of said courts.

     17. PRIOR AGREEMENTS. This Agreement shall supersede any prior employment agreement between GMC and the Executive and shall be effective from the date specified hereinabove.

     18. BUSINESS COMBINATIONS. In the event of any sale, merger or any form of business combination affecting the Holding Company or GMC whatsoever, the Holding Company and GMC will obtain the express written assumption of this Agreement by the acquiring or surviving entity from such combination, and failure of the Holding Company and GMC to obtain such an assumption no later than the effective date of any such business combination will constitute a breach of this Agreement, entitling the Executive to all payments and other benefits to be provided in the event of termination without cause provided in
Section 9.3 hereof.

     19. HEADINGS. The section headings of this Agreement are for convenience of reference only and are not to be considered in the interpretation of the terms and conditions of this Agreement.

     20. INVALIDITY OR UNENFORCEABILITY. If any term or provision of this Agreement is held to be invalid or unenforceable, for any reason, such invalidity or unenforceability shall not affect any other term or provision hereof and this Agreement shall continue in full force and effect as if such invalid or unenforceable term or provision (to the extent of the invalidity or unenforceability) had not been contained herein. If any court determines that any provision of Section 10 hereof is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the scope or duration of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

     21. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which for all purposes shall be deemed to be an original.

     IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first above written.



(Corporate Seal)                            GRAHAM CORPORATION




                                        By   /s/ F.D. Berkeley
                                            -----------------------------------
                                            Chairman, President and Chief
                                            Executive Officer





(Corporate Seal)                            GRAHAM MANUFACTURING CO., INC.





                                        By   /s/ A. Cadena
                                            ------------------------------------

                                            President



                                             /s/ Joseph P. Gorman, Jr.
                                            ------------------------------------
                                             JOSEPH P. GORMAN, JR.





Attest: /s/ Carole M. Anderson
       ------------------------

STATE OF NEW YORK )
                : ss.:
COUNTY OF GENESEE )

     On the 10th day of February, 1997, before me personally came
F. D. Berkeley, to me known, who, being by me duly sworn, did depose and say that he resides at 50 Old Mill Road, Rochester, New York; that he is Chairman, President and Chief Executive Officer of Graham Corporation described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation,k and that he signed his name thereto by like authority.

                                     /s/ Carole M. Anderson
                                    ------------------------------------
                                    Notary Public


STATE OF NEW YORK  )
                 : ss.:
COUNTY OF GENESEE  )

     On the 10th day of February, 1997, before me personally came Alvaro Cadena, to me known, who, being by me duly sworn, did depose and say that he resides at 4 LePere Drive, Pittsford, New York; that he is President of Graham Manufacturing Co., Inc. described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                     /s/ Carole M. Anderson
                                    ---------------------------------
                                    Notary Public

STATE OF NEW YORK  )
                 : ss.:
COUNTY OF GENESEE  )

     On the 10th day of February, 1997,  before me personally came
JOSEPH P. GORMAN, JR., to me known to be the person described in and who executed the attached instrument and acknowledged that he executed the same.

                                    /s/ Carole M. Anderson
                                    ---------------------------------
                                    Notary Public

                              EMPLOYMENT AGREEMENT



                  THIS AGREEMENT, is made and entered into as of September 26, 1996 by and among Graham Manufacturing Co., Inc., a New York corporation with offices at 20 Florence Avenue, Batavia, New York 14020 ("GMC"), Graham Corporation, a Delaware corporation with offices at 20 Florence Avenue, Batavia, New York 14020 ("Holding Company") and STEPHEN P. NORTHRUP, currently residing at 5034 Barrville Road, Elba, New York 14058 (the "Executive").

                  The parties hereto, intending to be legally bound hereby, and in consideration of the mutual covenants herein contained, agree as follows:

                   1.  EMPLOYMENT.

                          GMC hereby employs the Executive and the Executive
hereby accepts employment (such employment, hereafter, the "Employment") as Vice President - Engineering of GMC upon the terms and conditions hereinafter set forth. Failure in any year of the Board of Directors of GMC ("GMC Board") at its Annual Meeting to elect the Executive to the office of Vice President - Engineering shall constitute termination of the Executive's employment without cause under Section 9.3 of this Agreement.

                   2. DUTIES. The Executive is engaged as Vice President - Engineering of GMC. The Executive shall have authority and responsibility for the operation and management, on a day to day basis, for the Company's contract engineering and quality assurance departments, and shall perform such duties consistent with Executive's title as may from time to time be required of Executive by the GMC Board or by either the Chairman and Chief Executive Officer of GMC, or by the President of GMC to whom Executive shall be directly responsible. The Executive's office shall be at GMC's headquarters office in Batavia, New York, or within a reasonable commuting distance of Batavia, New York. The Executive agrees to travel to the extent reasonably necessary for the performance of his duties hereunder. The Executive shall devote his full time during GMC's hours of work to the business and affairs of GMC and shall use his best efforts, skill and ability in performing his duties on behalf of GMC.

                   3.  TERM.

                          (a) Except as otherwise provided in this Agreement to
the contrary, the terms and conditions of this Agreement shall be and remain in effect during the period of employment ("Term") established under this Section
3. The Term shall be for a term of one (1) year commencing on September 26, 1996, plus such extensions, if any, as are provided pursuant to Section 3(b).

                          (b) Except as provided in Section 3(c), beginning on
the date of this Agreement, the Term shall be automatically extended for one (1) additional day each day, unless either GMC or the Executive elects not to extend the Term further by giving written notice to the other party, in which case the Term shall end on the first anniversary of the date on which such written notice is given; provided, however, that in any event, the Term shall end on the last day of the month in which the Executive attains age sixty-five (65). Upon termination of the Executive's employment with GMC for any reason whatsoever, any daily extensions provided pursuant to this Section 3, if not theretofore discontinued, shall cease and the remaining unexpired Term under this Agreement shall be a fixed period ending on the first anniversary of the date on which the daily extensions were discontinued.

                          (c) Notwithstanding anything herein contained to the
contrary: (i) the Executive's employment with GMC may be terminated during the Term, subject to the terms and conditions of this Agreement; and (ii) nothing in this Agreement shall mandate or prohibit a continuation of the Executive's employment following the expiration of the Term upon such terms and conditions as GMC and the Executive may mutually agree upon.

                   4. BASE COMPENSATION. As the base compensation for all services to be rendered by the Executive in any capacity to GMC and its affiliates, GMC agrees to pay to the Executive, and the Executive shall accept, a salary at a rate of $109,595 per annum and as such rate may be increased from time to time in accordance with this Section 4 or otherwise, payable in arrears in equal monthly installments, subject to such deductions and withholdings as may be required by law. During the fourth quarter of each year commencing in calendar year 1996, GMC will review the salary rate of the Executive, taking into consideration such factors as the Executive's performance during the preceding year and such other matters as it deems relevant and, in its sole discretion, may increase the salary of the Executive for the following calendar year, to be effective from January 1 of such following year, to such rate and for such period of time as GMC deems proper, provided that GMC shall in no event be required to grant any such increase. However, in the event that any person or entity acquires twenty percent (20%) or more of the outstanding equity stock of GMC's parent, the Holding Company, or GMC, who was not an owner of twenty percent of the equity stock of either the Holding Company (in the case of an acquisition of Holding Company stock) or GMC (in the case of an acquisition of GMC stock) prior to September 26, 1996, or in the event that any person or entity acquires twenty percent (20%) or more of the assets of either the Holding Company or GMC who was not an owner of twenty percent of the assets of either the Company (in the case of an acquisition of Holding Company assets) or of GMC (in the case of an acquisition of GMC assets) prior to September 26, 1996, AND PROVIDED that in such event, such person or entity (i) initiated a tender offer for the capital stock of the Company or GMC other than at the invitation of either the Holding Company Board or the GMC Board; or (ii) caused its nominee or nominees to be elected to the Holding Company Board or the GMC Board as a result of a proxy contest in which election of its nominees, or any of them, was not endorsed by management of the Holding Company or GMC in any proxy statement prepared for the purpose; or (iii) acquired its twenty percent or greater interest in either the Holding Company or GMC subsequent to and within two years of any other party or entity's initiation of a tender offer, initiation of a proxy contest, or offer to acquire all, or more than 20% of the outstanding capital stock of the Holding Company or GMC for a stated price or in exchange for any non-cash form of consideration, then, subsequent to such acquisition of twenty percent stock or twenty percent asset ownership of either the Holding Company or GMC by any such person or entity: (1) if for any calendar year a salary increase at least equal to the increase in the U.S. City All-Items Consumer Price Index for Urban Wage Earners and Clerical Workers during the previous twelve months, is not granted; or if (2) the Executive's base salary is decreased at any time, then in either event the Executive may in his sole discretion terminate this Agreement upon thirty days' written notice given at any time during the calendar year for which no such increase was granted, or during the twelve month period following any such decrease in salary, and thereupon GMC or any successor shall be obligated to pay the Executive the amounts, and provide the benefits, specified in Section 9.3 of this Agreement.

                   5. BONUSES. GMC shall pay Executive bonuses subject to The Incentive Compensation Plan (formerly the Executive Bonus Plan) of Graham Corporation, as it may be amended from time to time, or such other bonus plans or arrangements of GMC, or made available to GMC by the Holding Company, as may be in effect from time to time, as determined by GMC's or the Holding Company's Board of Directors or a committee of either.

                   6. BENEFITS. During the term of this Agreement, GMC shall provide the following benefits to the Executive:

                           6.1 MEDICAL. GMC will provide the Executive health
coverage for himself and his family in accordance with the Graham Manufacturing Co., Inc. Self Insured Medical/Dental Plan, as the same may be amended from time to time, or in accordance with such other health coverage plan as GMC may adopt.

                           6.2 VACATION. The Executive shall be entitled to 20
business days of paid vacation in calendar year 1996 with additional time to accrue thereafter in accordance with GMC's vacation policy, as the same may be in effect from time to time.

                           6.3 GENERAL BENEFITS. The Executive shall be entitled
to participate in all employee benefit plans and arrangements of the Holding Company and GMC that may from time to time be in effect and may from time to time be made available to the executive officers of GMC, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Nothing in this Section 6.3 shall be construed to limit or restrict the complete discretion of the Board of Directors of the Holding Company (with respect to employee benefit or bonus plan or plans of the Holding Company or the Board of Directors of GMC (with respect to employee benefit or bonus plan or plans of GMC, to amend, modify or terminate any of such plans, provided that such action generally affects plan participants or employees, including the Executive.

                           6.4 LIFE INSURANCE. (a) GMC will provide life
insurance for the executive providing coverage in an amount equal to three times base salary. (b) The Executive agrees that GMC, in its discretion, may apply for and procure in its own name and for its own benefit, life insurance on his life in any amount or amounts considered advisable, and that he shall have no right, title or interest therein. The employee further agrees to submit to any medical or other examination and to execute and deliver any application or other instrument in writing, reasonably necessary to effectuate such insurance, provided such actions do not harm the Executive's ability to otherwise obtain or retain life insurance(s). (c) As soon as practical following the termination of employment for any reason except for cause, GMC will cause to be transferred, assigned or otherwise conveyed to the Executive any right, title and interest that either may have in and to any life insurance contract (other than any group-term life insurance contract) under which the Executive's life is insured, including full rights of ownership in and to the cash surrender value thereof (net of any loans obtained against such cash surrender value), and the Executive shall assume all obligations for the payment of any premiums which may become due with respect to such insurance contract after the termination of employment.

                   7.  USE OF AUTOMOBILE.

                           7.1 The Company shall pay the Executive an automobile
allowance of $8,550 per annum (the "Automobile Allowance") toward the Executive's use and maintenance of his own automobile. Neither the Automobile Allowance or any portion of it shall be included as Base Compensation for the purpose of any eligibility for possible increases in Base Compensation as provided by Section 4 of this Agreement. During the fourth quarter of each year, the Company will review the automobile allowance amount of the Executive and, in its sole discretion, may increase the automobile allowance paid to the Executive for the following calendar year, to be effective from January 1 of such following year, to such increased rate and for such period of time as the Company deems proper, provided that the Company shall in no event be required to grant any such increase.

                           7.2 The Executive represents that he now carries
automobile liability insurance, with respect to any automobile owned by him, for injuries to persons and property.


                   8. EXPENSES. GMC shall pay or reimburse the Executive for all reasonable and necessary traveling and other expenses incurred or paid by the Executive in connection with the performance of his duties under this Agreement upon presentation of expense statements or vouchers and such other supporting information as it may from time to time request. However, the amount available for such traveling and other expenses may be fixed in advance by the

Chairman, the President or the Board of Directors of GMC.

                   9. TERMINATION. This Agreement shall terminate prior to the Term expiration date, hereinabove set forth, in the event that the Executive shall die or GMC shall determine that the Executive has become disabled, or if the Executive shall be dismissed for cause or without cause, as hereinafter provided.

                           9.1 DISABILITY. GMC may determine that the Executive
has become disabled, for purposes of this Agreement, in the event that the Executive shall fail, because of illness or incapacity, to render for nine (9) successive months, or for shorter periods aggregating twelve (12) months or more in any period of eighteen (18) months, services of the character contemplated by this Agreement; and thereupon this Agreement and the employment and all rights of the Executive hereunder shall be deemed to have been terminated as of the end of the calendar month in which such determination was made.

                           9.2 FOR CAUSE. GMC may dismiss the Executive for
Cause. For purposes of this Agreement, "Cause" shall mean willful misconduct by the Executive in connection with the performance of his duties hereunder or any other conduct on the part of the Executive which has been materially injurious to GMC or any affiliate. Existence of Cause as defined herein shall be determined only by a good faith finding thereof by the GMC Board, which shall afford the Executive the opportunity to appear before it, with the Executive's legal counsel if the Executive chooses, prior to finalizing any such determination. Following such a good faith determination by the GMC Board and upon the delivery to the Executive of written notice that the GMC Board has made such determination, the Employment shall terminate. If the Executive in good faith contests a termination for cause by GMC, GMC will pay all legal fees and other expenses incurred by the Executive, as the Executive is billed for such costs, within ten (10) days of periodic submission to GMC of statements of charges of attorneys and statements of other expenses incurred by the Executive in connection with such challenge; the Executive will reimburse GMC for the amount of legal fees and other expenses so paid if it should be determined by a court of final adjudication that the Executive did not act in good faith in bringing such challenge.

                           9.3 WITHOUT CAUSE. GMC may dismiss the Executive
without cause at any time upon thirty (30) days notice to the Executive. In the event GMC dismisses the Executive other than for cause, or if the Executive resigns because of a material breach of this Agreement by GMC, GMC shall thereupon pay to the Executive (a) the compensation due him to the date of termination, plus (b) an additional lump sum in an amount equal to twelve months' salary at the rate specified in Section 4 hereinabove. At any time prior to the effective date of termination of employment, the Executive may in writing elect to receive the additional lump sum equal to twelve months' salary in monthly installments of up to, but not to exceed, thirty-six (36) successive months. In addition, GMC shall (a) provide the Executive with continuing health care coverage, as described in Section 6.1 hereof, for a period of thirty-six
(36) months following the effective date of termination of employment; and (b) shall pay for, or in the Executive's sole discretion, reimburse the Executive as the Executive is billed, within ten (10) days of periodic submission to GMC of statements of charges, for outplacement services from a provider agreed to by the Executive and GMC until the sooner of (i) the Executive's commencement of employment with another employer or (ii) thirty-six (36) months following the effective date of termination of employment. In addition to other amounts payable to the Executive under this Section 9.3, the Company and GMC shall pay to the Executive Accrued Bonus as defined hereinafter. For purposes of this Section 9.3, Accrued Bonus shall mean any amount of bonus with respect to any calendar year prior to the calendar year in which dismissal without cause occurs ("Prior Bonus Year") calculable by applying the formula prescribed by the Executive Bonus Plan of Graham Corporation as it existed on December 31 of such Prior Bonus Year and employing in the application of such formula the goals, ratios and weighting percentages and other variable figures which the Bonus Plan calls for the Holding Company Board or any Committee thereof to determine annually ("Bonus Plan Variables") which the Holding Company's Board of Directors or any Committee thereof adopted for purposes of the Bonus Plan prior to December 31 of such Prior Bonus Year. With respect to any Prior Bonus Year for which neither the Holding Company Board nor any Committee thereof adopted Bonus Plan Variables prior to December 31 of such year, the Bonus Plan Variables adopted most recently prior to the commencement of the Prior Bonus Year in issue shall be employed for purposes of calculating the amount of Accrued Bonus payable pursuant to this Agreement. Notwithstanding any other provision of this Section, no Accrued Bonus shall be payable pursuant to Section 9.3 of this Agreement for any Prior Bonus Year with respect to which a bonus amount was paid to and accepted by the Executive. In the event that the provisions of this
Section 9.3 are triggered by discharge of the Executive without cause by GMC, the Executive shall resign from all offices and directorships all subsidiaries and affiliates of GMC and of the Holding Company, upon payment to the Executive of the amounts referred to in subsection (a) of the second sentence of this
Section 9.3, payment of the amount referred to in subsection (b) of the second sentence of this Section 9.3 (or the first installment thereof) and Accrued Bonus, if any.

                           9.4 RETURN OF CONFIDENTIAL DOCUMENTATION. Upon
termination of employment for any reason whatsoever, the Executive shall return to GMC all working papers, notebooks, strategic plans, computer programs and files, and other confidential documents and information, in any form whatsoever.

                  10.  COVENANTS OF EXECUTIVE

                           The Executive acknowledges that: (a) the business of
GMC and its affiliates, as currently conducted and as conducted from time to time throughout the term of this Agreement (collectively, the "Business"), is conducted by and is proposed to be conducted on a world wide basis (the "Company's Market"); (b) the Business involves providing design, engineering and manufacture of certain vacuum and heat transfer equipment, including but not limited to steam condensers, steam jet ejectors, shell and tube heat exchangers, plate and frame heat exchangers, Heliflow heat exchangers, liquid ring vacuum pumps and rotary piston pumps; (c) GMC and its affiliates have developed trade secrets and confidential information concerning the Business; and (d) the agreements and covenants contained in this Section 10 are essential to protect the Business. In order to induce GMC to enter into this Employment Agreement, the Executive covenants and agrees that:

                           10.1 AGREEMENT NOT TO COMPETE. In the event that the
Executive resigns (for reasons other than a material breach of this Agreement by GMC) or departs from the employ of GMC without the approval of the GMC Board or is discharged for cause, then for a period of twelve (12) months after such resignation, departure or discharge (such period of time hereinafter the "Restricted Period"), neither the Executive nor any entity of which 20% or more of the beneficial ownership is held by the Executive or a person related to the Executive by blood or marriage ("Controlled Entity") will, anywhere the Market of GMC or any affiliate, directly or indirectly own, manage, operate, control, invest or acquire an interest in, or herewise engage or participate in, whether as a proprietor, partner, stockholder, director, officer or employee, any business which competes in the Market of GMC or any affiliate with the Business as such Business was conducted, or such other business as the Company had plans to conduct or had taken material steps toward conducting as of the date of termination of the Executive's employment with the Company, without the prior written consent of GMC. Notwithstanding any other provisions of this Agreement, the Executive may make a passive investment in any publicly-traded company or entity in an amount not to exceed 5% of the voting stock of any such company or entity.

                           10.2 AGREEMENT NOT TO INTERFERE IN BUSINESS
RELATIONSHIPS. (a) During the Restricted Period, neither the Executive nor any Controlled Entity will directly or indirectly solicit, induce or influence customer, or any other person which has a business relationship with GMC or any affiliate, or which had on the date of this Agreement such a relationship with GMC or any affiliate, to discontinue or reduce the extent of such relationship with GMC or any affiliate in the Market of GMC or any affiliate without the prior written consent of GMC. (b) During the Restricted Period, neither the Executive nor any Controlled Entity will (i) directly or indirectly recruit, solicit or otherwise induce or influence any shareholder or employee of GMC or any of its affiliates to discontinue such employment or other relationship with GMC or any affiliate without the prior written consent of GMC, or (ii) employ or seek to employ, or cause or permit any Competitive Business which competes in the Market of GMC or any affiliate to employ or seek to employ for any Competitive Business, any person who is then (or was at any time within six months prior to the date the Executive or the Competitive Business employs or seeks to employ such person) employed by GMC or any affiliate without the prior written consent of GMC. Nothing herein shall prevent the Executive from providing a letter of recommendation to an Employee with respect to a future employment opportunity, nor prohibit the Executive from making general employment advertisements in mass-circulation newspapers or other mass media.

                           10.3 CONFIDENTIALITY. During the Restricted Period,
neither the Executive nor any Controlled Entity will directly or indirectly disclose to anyone, or use or otherwise exploit for the Executive's or any Controlled Entity's own benefit or for the benefit of anyone other than GMC, any confidential information, including, without limitation, any confidential "know-how", trade secrets, customer lists, details of customer contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans and new personnel acquisition plans of GMC or any affiliate related to the Business or any portion or phase of any scientific, engineering or technical information, design, process, procedure, formula, improvement, discovery, invention, machinery or device of GMC or any affiliate that is not generally known to the competitors of the Company whether or not in written or tangible form (hereinafter referred to as "Confidential Information"). The term "Confidential Information" does not include, and there shall be no obligation hereunder with respect to, information that becomes generally available to the public other than as a result of a disclosure by the Executive or a Controlled Entity or any agent or other representative thereof. Neither the Executive nor any Controlled Entity shall have any obligation hereunder to keep confidential any Confidential Information to the extent disclosure is required by law, or determined in good faith by the Executive to be necessary or appropriate to comply with any legal or regulatory order, regulation or requirement; provided, however, that in the event disclosure is required by law, the Executive or the Controlled Entity concerned shall provide the Company with prompt notice of such requirement so that GMC may seek an appropriate protective order. It is understood that in any new employment, the Executive may use his ordinary skill and non-confidential knowledge, even though said skill and non-confidential knowledge may have been gained at GMC. The Executive's obligations under this Section 10.3 shall be in addition to, not in substitution for, any common law fiduciary duties the Executive has to GMC regarding information acquired during the course of his employment.

                           10.4 INTELLECTUAL PROPERTY. The Executive shall
communicate to GMC full information concerning all inventions, improvements, discoveries, formulas, processes, systems of organization, management procedures, software or computer applications (hereinafter, collectively, "Intellectual Property") made or conceived by him either solely or jointly with others while in the employ of GMC, whether or not perfected during his period of employment and which shall be within the existing or contemplated scope of the Business during his employment. The Executive will assist GMC and its nominees in every way at GMC's expense in obtaining patents for such Intellectual Property as may be patentable in any and all countries and the Executive will execute all papers GMC may desire and assignments thereof to GMC or its nominees and said Intellectual Property shall be and remain the property of GMC and its nominees, if any, whether patented or not or assigned or not.

                           10.5 SURVIVAL OF COVENANTS. In the event of a
termination of this Agreement, the covenants and agreements contained in this
Section 10 shall survive, shall continue thereafter, and shall not expire unless and except as expressly set forth in such Section.

                           10.6 REMEDIES. The parties to this Agreement agree
that (a) if either the Executive or any Controlled Entity breaches any provision of this Section 10, the damage to GMC and its affiliates will be substantial, although difficult to ascertain, and money damages will not afford an adequate remedy, and (b) if either the Executive or any Controlled Entity is in breach of this Agreement, or threatens a breach of this Agreement, GMC shall be entitled in its own right and/or on behalf of one or more of its affiliates, in addition to all other rights and remedies as may be available at law or in equity, to (i) injunctive and other equitable relief to prevent or restrain a breach of this Agreement and (ii) may require the breaching party to pay damages as the result of any transactions constituting a breach hereof.

                  11. INDEMNIFICATION OF EXECUTIVE. In the event the Employment is terminated for any reason, (a) GMC will hold harmless and indemnify the Executive for all acts or omissions and for any suits it has at law or in equity, claims, actions or other proceedings against the Executive initiated either prior to the termination of employment or thereafter which relate to duties performed in good faith by the Executive while employed by GMC; and (b) GMC will retain the Executive as named insured under any directors' and officers' insurance policies it may have, for acts of the Executive during the time he served as an officer of GMC and any affiliate. Additionally, all legal and other costs incurred by the Executive to defend himself will be paid by GMC, as the Executive is billed for such costs, within ten (10) days of periodic submission to GMC of statements of charges of attorneys and statements of other expenses incurred by the Executive in connection with such defense.

                  12. EFFECT OF WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

                  13. NOTICE. Any and all notices provided for herein shall be in writing and shall be physically delivered or mailed by registered or certified mail, return receipt requested to the parties at their respective addresses set forth hereinabove. Either party may from time to time designate a different address for notices to be sent to such party by giving the other party due notice of such different address.

                  14. VALIDITY. If any part of this Agreement shall be found to be invalid or unenforceable, the same shall be deemed to be severable and the remaining portions of this Agreement shall remain in full force and effect.

                           15. MODIFICATION AND ASSIGNMENT. This Agreement shall
not be modified or amended except by an instrument in writing signed by the parties hereto. This Agreement and all of its terms and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, including but not limited to any corporation or other entity with or into which GMC is merged or consolidated or any other successor of GMC. The Executive agrees that he will not and may not assign, transfer or convey, pledge or encumber this Agreement or his right, title or interest therein, or his power to execute the same or any monies due or to become due hereunder, this Agreement being intended to secure the personal services of the Executive, and GMC shall not recognize any such assignment, transfer, conveyance, pledge or encumbrance.

                 16. APPLICABLE LAW; VENUE. This agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof. Any action or proceeding brought by either party against the other arising out of or related to the Agreement shall be brought only in a state court of competent jurisdiction located in the County of Monroe, State of New York or the Federal District Court for the Western District of New York located in Monroe County, New York and the parties hereby consent to the personal jurisdiction of said courts.

                 17. PRIOR AGREEMENTS. This Agreement shall supersede any prior employment agreement between GMC and the Executive and shall be effective from the date specified hereinabove.

                 18. BUSINESS COMBINATIONS. In the event of any sale, merger or any form of business combination affecting the Holding Company or GMC whatsoever, the Holding Company and GMC will obtain the express written assumption of this Agreement by the acquiring or surviving entity from such combination, and failure of the Holding Company and GMC to obtain such an assumption no later than the effective date of any such business combination will constitute a breach of this Agreement, entitling the Executive to all payments and other benefits to be provided in the event of termination without cause provided in Section 9.3 hereof.

                 19. HEADINGS. The section headings of this Agreement are for convenience of reference only and are not to be considered in the interpretation of the terms and conditions of this Agreement.

                 20. INVALIDITY OR UNENFORCEABILITY. If any term or provision of this Agreement is held to be invalid or unenforceable, for any reason, such invalidity or unenforceability shall not affect any other term or provision hereof and this Agreement shall continue in full force and effect as if such invalid or unenforceable term or provision (to the extent of the invalidity or unenforceability) had not been contained herein. If any court determines that any provision of Section 10 hereof is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the scope or duration of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

                 21. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which for all purposes shall be deemed to be an original.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first above written.



(Corporate Seal)                        GRAHAM CORPORATION



                                     By  /s/ F.D. Berkeley
                                        ----------------------------------------
                                        Chairman, President and Chief
                                        Executive Officer





(Corporate Seal)                        GRAHAM MANUFACTURING CO., INC.



                                     By  /s/ A. Cadena
                                        ----------------------------------------
                                        President



                                         /s/ Stephen P. Northrup
                                        ----------------------------------------
                                        STEPHEN P. NORTHRUP
Attest:  /s/ Carole M. Anderson
        --------------------------

STATE OF NEW YORK )
                  : ss.:
COUNTY OF GENESEE )

                   On the 10th day of February, 1997, before me personally came
F. D. Berkeley, to me known, who, being by me duly sworn, did depose and say that he resides at 50 Old Mill Road, Rochester, New York; that he is Chairman, President and Chief Executive Officer of Graham Corporation described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation,k and that he signed his name thereto by like authority.



                                      /s/ Carole M. Anderson
                                    --------------------------------------
                                    Notary Public


STATE OF NEW YORK  )
                   : ss.:
COUNTY OF GENESEE  )

                   On the 10th day of February, 1997, before me personally came Alvaro Cadena, to me known, who, being by me duly sworn, did depose and say that he resides at 4 LePere Drive, Pittsford, New York; that he is President of Graham Manufacturing Co., Inc. described in and which executed the attached instrument; that he knows the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by authorizations of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                    /s/ Carole M. Anderson
                                    --------------------------------------
                                    Notary Public

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF GENESEE  )

                   On the 10th day of February, 1997, before me personally came STEPHEN P. NORTHRUP, to me known to be the person described in and who executed the attached instrument and acknowledged that he executed the same.


                                    /s/ Carole M. Anderson
                                    --------------------------------------
                                    Notary Public